UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

The Colonial BancGroup, Inc.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TO OUR STOCKHOLDERS:

We cordially invite you to attend the annual meeting of the stockholders of The Colonial BancGroup, Inc. to be held at 10:00 a.m., central time, Wednesday, April 20, 2005, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama.

Enclosed is a Notice of the meeting, a Proxy Statement, a proxy card and the Annual Report to Stockholders for 2004. We hope that you will study the enclosed material carefully and attend the meeting in person.

Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Alternatively, you may submit your vote by telephone or via the Internet if your proxy card contains instructions for doing so. The proxy may be revoked by your vote in person at the meeting, by submission of a later dated proxy, or by you giving written notice of revocation to the Secretary of The Colonial BancGroup, Inc., at any time prior to the voting thereof.

Thank you for your support of Colonial BancGroup.

Sincerely,

Robert E. Lowder

Chairman of the Board and

Chief Executive Officer

March 22, 2005

NOTICE

of the

ANNUAL MEETING OF STOCKHOLDERS

of

THE COLONIAL BANCGROUP, INC.

To Be Held April 20, 2005

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of The Colonial BancGroup, Inc. (“BancGroup”), a Delaware corporation, will be held at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama, on Wednesday, April 20, 2005 at 10:00 a.m., central time, for the following purposes:

1.  To elect the nominees named in the Proxy Statement as directors to serve terms of three years as set out therein.

2.  To ratify and approve an amendment to BancGroup’s Restated Certificate of Incorporation which would increase the number of authorized shares of BancGroup’s common stock, par value $2.50, from 200,000,000 to 400,000,000.

3.  To ratify and approve an amendment to BancGroup’s Restated Certificate of Incorporation which would authorize the issuance of 50,000,000 shares of preferred stock. The new class of preferred stock would be used as a financing vehicle and would not be issued for the principal purpose of acting as an antitakeover device.

4.  To ratify and approve the Amended and Restated Management Incentive Plan.

5.  To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on February 22, 2005 will be entitled to notice of, and to vote at, the meeting. A complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at BancGroup’s principal office at One Commerce Street, Montgomery, Alabama, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

All stockholders of BancGroup are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS AS TO VOTING VIA TELEPHONE OR INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 11:59 P.M. EASTERN TIME ON APRIL 19, 2005, OR BY YOU GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF.

By Order of the Board of Directors

W. Flake Oakley

President

March 22, 2005

Approval of Amendment to the Restated Certificate of Incorporation to Authorize New Class of Preferred Stock	23
Purpose	23
Disadvantages of Issuance of Preferred Stock	23
Preemptive Rights	23
Effect on Preference Stock	24
Textual Provisions of the Preferred Stock	24
Vote Required	25

Approval of the Amended and Restated Management Incentive Plan	26
Plan Summary	26
Vote Required	26

Relationship with Independent Registered Public Accounting Firm	27
Selection	27
Principal Accountant Fees and Services	27
Compatibility of Fees	27

Bylaw Provision Regarding Conduct of Stockholders’ Meetings	27

Proposals of Stockholder	28

Other Matters	28

Appendix A: Audit Committee Charter	A-1

Appendix B: Amended Provisions of Restated Certificate of Incorporation if both Proposal 2 and Proposal 3 are approved	B-1

Appendix C: Amended Provisions of Restated Certificate of Incorporation if Proposal 2 is approved but Proposal 3 is not approved	C-1

Appendix D: Amended Provisions of Restated Certificate of Incorporation if Proposal 3 is approved but Proposal 2 is not approved	D-1

Appendix E: Amended and Restated Management Incentive Plan	E-1

THE COLONIAL BANCGROUP, INC.

One Commerce Street

Post Office Box 1108

Montgomery, Alabama 36101

Telephone: 334-240-5000

PROXY STATEMENT

FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

OVERVIEW

This Proxy Statement and the accompanying proxy card are furnished on or about March 22, 2005, by The Colonial BancGroup, Inc. (“BancGroup”) to the holders of record of common stock in connection with BancGroup’s annual meeting of stockholders (the “Annual Meeting”), and any adjournments thereof, to be held on Wednesday, April 20, 2005, at 10:00 a.m., central time, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

BancGroup’s Nominating and Corporate Governance Committee and the Board of Directors of BancGroup (the “Board”) recommend (i) the election of each of the five director-nominees named in this Proxy Statement for a term of three years, (ii) the approval of an amendment to the Restated Certificate of Incorporation increasing the number of authorized common stock from 200,000,000 to 400,000,000, (iii) the approval of an amendment to the Restated Certificate of Incorporation authorizing the issuance of up to 50,000,000 shares of a new class of preferred stock, and (iv) the approval of the Amended and Restated Management Incentive Plan.

Your proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of BancGroup, by submitting a later-dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without voting in person will not be sufficient to revoke a previously submitted proxy. All properly submitted proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, FOR Proposals 2, 3 and 4, and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

The cost of soliciting proxies will be borne by BancGroup. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, facsimile, e-mail or other electronic means. Banks, brokers, nominees or fiduciaries should forward the soliciting material to the principals to obtain authorization for the execution of proxies, as required by law. BancGroup also will allow proxies to be delivered by telephone or via the Internet. BancGroup may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. BancGroup has retained the firm of Georgeson Shareholder Communications, Inc. to solicit proxies and will pay such firm a fee of $6,500 plus out of pocket expenses.

STOCKHOLDERS ELIGIBLE TO VOTE

This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on February 22, 2005. Only those holders are eligible to vote at the Annual Meeting.

Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street names which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

FIVE YEAR CUMULATIVE TOTAL RETURN

The following graph and table compare the annual changes in BancGroup’s cumulative total return for the last five years with the cumulative total return of:

•	The S&P 500 Index

•	The S&P Bank Index

The following graph and table show the value at year-end 2004 of $100 invested at the closing price on December 31, 1999 in BancGroup’s common stock, the S&P 500 and the S&P Bank Index (assuming dividends reinvested). The comparisons in this table are set forth in response to the Securities and Exchange Commission disclosure requirements, and therefore are not intended to forecast or be indicative of future performance of the common stock.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that the majority of BancGroup’s directors are independent. In determining director independence, the Board broadly considers relevant facts and circumstances, including the rules of the New York Stock Exchange. The Board considers each director’s personal independence and the manner in which each director’s affiliations, both corporate and personal, might impair his or her independence. An independent director must be free of any relationship with BancGroup or its management that may impair the director’s ability to make independent judgments. Particular attention is paid to whether a director is independent from management and of any credit relationships that may exist between Colonial Bank and a director or a related interest. Generally, credit relationships with directors and their affiliates will not impair independence so long as the terms of the credit relationship are similar to terms extended to other comparable borrowers. A director who is an executive officer or principal stockholder of a company that makes payments to or receives payments from BancGroup for property or services in an amount which, in any fiscal year, is greater than 2% of the consolidated gross revenues of either BancGroup or such director’s company will not be considered independent. Applying these standards, which are intended to comply with the NYSE corporate governance rules, and all other applicable laws, rules and regulations, the Board has determined that each of the following directors is independent: Lewis E. Beville, William Britton, Jerry J. Chesser, Augustus K. Clements, III, Robert S. Craft, Hubert L. Harris, Jr., Harold D. King, Milton E. McGregor, Joe D. Mussafer, William E. Powell, III, James W. Rane, Frances E. Roper, Simuel Sippial, and Edward V. Welch.

The Board of Directors conducts a self-assessment annually, which is lead by the Nominating and Corporate Governance Committee. In addition, the Nominating and Corporate Governance Committee, the Personnel and Compensation Committee and the Audit Committee each also undergo an annual assessment of their performance in accordance with each of their charters. The non-employee directors of the Board meet in executive session at each regularly scheduled meeting and such meetings are presided over by Mr. King, the Vice Chairman of the Board. Once per year, an executive session comprised solely of independent directors is held in place of the meeting of non-employee directors described above.

Code of Ethics

Colonial BancGroup has adopted a Code of Ethics for Principal Financial Officers that applies to BancGroup’s chief executive officer, chief financial officer and chief accounting officer. This code of ethics was attached as Exhibit 14 to BancGroup’s Annual Report on Form 10-K for the year ended December 31, 2003. Each year, the Board of Directors also reviews, amends, if necessary or desirable, and readopts a code of ethics that applies to all employees, officers and directors of BancGroup and its subsidiaries. This more general code of ethics is posted on BancGroup’s website at www.colonialbank.com. In addition, copies of the codes of ethics and the committee charters referenced above are available in print to any stockholder who requests them by contacting Helena T. Duncan, Secretary, at 334-240-5000. The Board intends that non-employee directors make decisions on matters of corporate governance. As additional corporate governance standards are adopted, they will be disclosed on an ongoing basis on either BancGroup’s website or in its public filings, as appropriate.

Corporate Governance Guidelines

In compliance with NYSE listing standards, Colonial BancGroup has adopted Corporate Governance Guidelines. These guidelines are posted on BancGroup’s website at www.colonialbank.com.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Company has a process to facilitate written communications by stockholders or other interested parties to the Board. Persons wishing to write to the Board of Directors of BancGroup or a specified director or committee of the Board should send correspondence to Lewis E. Beville, Audit Committee Chairman, P.O. Box 1108, Montgomery, Alabama 36101-1108.

All communications so received from stockholders or other interested parties will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by such person. Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

BancGroup encourages its directors to attend its annual meeting of stockholders. Last year, all but one director attended the annual meeting.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

As of February 22, 2005, BancGroup had issued and outstanding 145,542,044 shares of Common Stock with approximately 8,897 stockholders of record. Each such share is entitled to one vote. In addition, as of that date, 3,857,098 shares of Common Stock were subject to issuance upon the exercise of options pursuant to BancGroup’s stock option plans. There are currently 200,000,000 shares of Common Stock authorized. BancGroup is not aware of any material change in the ownership of Common Stock since February 22, 2005.

Security Ownership of Management

The following table indicates for each director, executive officer, and all executive officers and directors of BancGroup as a group the number of shares of outstanding Common Stock beneficially owned on February 22, 2005.

	Shares of BancGroup Beneficially Owned
Name	Common Stock		Percentage of Class Outstanding
DIRECTORS
Lewis E. Beville	7,013	(1)	*
William Britton	46,919	(2)	*
Jerry J. Chesser	333,131		*
Augustus K. Clements, III	50,597		*
Robert S. Craft	46,959	(3)	*
Patrick F. Dye	33,950		*
Hubert L. Harris, Jr.	5,248		*
Clinton O. Holdbrooks	450,000	(4)	*
Harold D. King	217,342		*
Robert E. Lowder	6,623,780	(5)	4.54%
John Ed Mathison	49,179	(6)	*
Milton E. McGregor	100,000		*
John C.H. Miller, Jr.	66,206	(7)	*
Joe D. Mussafer	49,786		*
William E. Powell, III	32,688		*
James W. Rane	19,914		*
Frances E. Roper	763,579		*
Simuel Sippial	31,836	(8)	*
Edward V. Welch	59,419		*

EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
W. Flake Oakley	222,889	(9)	*
Sarah H. Moore	129,620	(9)	*
Caryn D. Cope	106,606	(9)	*
Helena T. Duncan	35,498	(9)	*
Patti G. Hill	115,478	(9)	*
Linda L. Green	103,975	(9)	*
All Executive Officers, and Directors as a Group	9,701,612		6.63%

*	Represents less than 1%.
(1)	Includes 433 shares owned by Mr. Beville’s son.
(2)	Includes 7,232 shares owned by Mr. Britton’s wife. Mr. Britton disclaims beneficial ownership of the shares.
(3)	Includes 2,808 shares held by the IRA of Mr. Craft’s wife. Mr. Craft disclaims beneficial ownership of the shares.

(4)	Includes 94,000 shares held by Mr. Holdbrooks as trustee.
(5)	Includes 500,000 shares of Common Stock subject to options under BancGroup’s stock option plans. In addition, the total includes 25,960 shares owned by Mr. Lowder’s wife. Mr. Lowder disclaims beneficial ownership of these shares.
(6)	Includes 2,000 shares owned by Dr. Mathison’s wife. Dr. Mathison disclaims beneficial ownership of these shares.
(7)	Includes 349 shares owned by Mr. Miller’s wife. Mr. Miller disclaims beneficial ownership of these shares.
(8)	Includes 500 shares owned by Mr. Sippial’s son.
(9)	Includes options held by Mr. Oakley, Ms. Moore, Ms. Cope, Ms. Duncan, Ms. Hill and Ms. Green respecting 108,000, 80,500, 50,400, 4,400, 66,000 and 53,400 shares, respectively, pursuant to BancGroup’s stock option plans, excluding options that are not exercisable within 60 days of February 22, 2005, due to vesting requirements. Mr. Oakley’s amount includes 4,776 shares owned by his sons and 2,000 shares held in trust. Ms. Moore’s amount includes 3,080 shares owned by her son.

ELECTION OF DIRECTORS

The Nominees

The Board recommends that the stockholders elect the five persons named below to hold office for terms of three years, or until their successors are elected and qualified. BancGroup’s Amended and Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons. If the stockholders elect directors as recommended by the Board, then the Board shall consist of 18 members. By resolution, the Board has currently fixed the maximum number of directors at 23.

BancGroup’s Amended and Restated Certificate of Incorporation provides for the election of directors by classes to terms of three years, with one class of approximately one-third of the total number of directors to be elected each year. Five nominees are proposed for election to the class of directors whose terms expire in 2008. At the Annual Meeting, proxies cannot be voted for more than five directors or for a person who has not been properly nominated.

Nomination Process

The nominees listed below were selected by BancGroup’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised solely of independent directors and is responsible for identifying individuals qualified to become Board members and recommending to the Board director nominees. The Nominating and Corporate Governance Committee will periodically review the size and composition of the Board and determine whether it is necessary to add or replace directors.

Nominees for director are selected on the basis of outstanding achievement in their careers; broad business experience; independence; financial expertise; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness and ability to devote adequate time to Board duties. The Board believes that each director should have, and nominees are expected to have the capacity to obtain, a basic understanding of (i) the principal operational and financial objectives and plans and strategies of BancGroup, (ii) the results of operations and financial condition of BancGroup and of any significant subsidiaries or business segments, and (iii) the relative standing of BancGroup and its business segments in relation to its competitors. The Nominating and Corporate Governance Committee also considers it essential that the Audit Committee have at least one member who qualifies as an “audit committee financial expert.”

The Nominating and Corporate Governance Committee considers a variety of sources when evaluating individuals as potential Board members. BancGroup does not typically retain a search firm to assist in the selection of directors. Historically, most of BancGroup’s director nominees have served on one of Colonial Bank’s regional boards or the board of a company acquired by BancGroup, and have had a leadership position with an entity that is located in a community served by Colonial Bank. The Nominating and Corporate Governance Committee and the Board consider Colonial Bank regional board members to be an excellent source for nominees because service on a regional Colonial Bank board gives an individual an opportunity to better understand Colonial Bank and BancGroup, and the individual’s prior service enables the Nominating and Corporate Governance Committee to evaluate the level of contribution that individual can make to BancGroup and its constituents. The Nominating and Corporate Governance Committee and Board also take into consideration the diversity of the Board when selecting nominees. The Nominating and Corporate Governance Committee will review this process from time to time and may alter the process in its discretion.

If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the Nominating and Corporate Governance Committee and the members of the Board may recommend. The management of BancGroup knows of no reason why any nominated person would be unavailable to serve as a director.

Vote Required

Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. Voting for directors is Proposal 1 on the proxy card.

The bylaws of BancGroup contain certain limitations on stockholder nominations of candidates for election as directors. See “Bylaw Provisions Regarding Conduct of Stockholders’ Meetings” for a description of such limitations.

The following table provides certain biographical information about each nominee to be proposed on behalf of the Board and continuing directors whose terms will expire in 2006 and 2007. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years.

DIRECTORS NOMINATED FOR A TERM EXPIRING IN 2008:

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
Augustus K. Clements, III 62, 1997	Director, BancGroup; Member, Executive Committee; Director, Colonial Bank	Managing Partner, Clements Financial Group, LLC, since 2001; Managing Partner, The Clements Agency, prior to 2001, Montgomery, AL

Patrick F. Dye 65, 1981	Director, BancGroup; Member, Asset/Liability Committee	Special Advisor, Auburn University; Part Owner, Craftmasters Printing, since 2001; Assistant to the President, Auburn University Foundation, since 2002; Former Host of “Pat Dye Outdoors” (Radio Show); Owner, Crooked Oaks Hunting Preserve; Owner, Wildlife Information, LLC, Auburn, AL

Milton E. McGregor 65, 1993	Director, BancGroup; Member, Personnel and Compensation Committee	Chief Executive Officer and President, Macon County Greyhound Park d/b/a Victoryland; Chief Executive Officer and President, Jefferson County Racing Association (greyhound racing facility); Part Owner, Southern Springs Nursing Home; Part Owner, Union Street Partners, Montgomery, AL

William E. Powell, III 60, 1987	Director, BancGroup; Member, Audit Committee; Chairman, Colonial Bank Fiduciary Committee	Executive Vice President, Alabama Cattlemen’s Association (trade association representing the beef cattle industry), Montgomery, AL

Simuel Sippial 62, 1997	Director, BancGroup; Chairman, Personnel and Compensation Committee; Member, Audit Committee; Member, Nominating and Corporate Governance Committee; Director, Colonial Bank; Chairman, Colonial Bank Fiduciary Audit Committee; Member, Colonial Bank CRA Committee	President, Sippial Enterprises, Inc. (real estate investment company), Montgomery, AL

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2007:

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
Robert S. Craft 53, 1992	Director, BancGroup; Chairman, Nominating and Corporate Governance Committee; Member, Executive Committee	President, Craft Development Corp. (golf course ownership and development company); Managing Officer, Pinehurst Development (real estate development company); Managing Member, Craft Turf Farms LLC, ( turf grass production and sales company); President, Wingo Trucking Inc. (trucking company); Managing Member, Woodlands Management Co. LLC, (golf course management company); Managing Member, Bright’s Creek Development Co. LLC, (golf course ownership company); Managing Member, TRI-TEL, LLC, (hotel ownership company); President, Cotton Creek Condominium Development Corp. (condominium development company); President, Craft Realty, Inc.; Member, Craft Properties, Ltd. (a family limited partnership); Managing Member, Turf Properties, LLC, and Turf Properties #2, LLC,, (turf grass production and sales company), Foley, AL

Hubert L. Harris, Jr. 61, 2004	Director, BancGroup; Member, Audit Committee	Chief Investment Officer of INVESCO North America since August, 2003; Chief Executive Officer of AMVESCAP Retirement from January, 1998, to August, 2003, Atlanta, GA

Clinton O. Holdbrooks 66, 1986	Director, BancGroup; Member, Asset/Liability Committee	Chairman of the Board, East Central Area of the Alabama Region since July, 2002; Chairman of the Board, Central Alabama Region June 2000 to July 2002, Birmingham, AL

Harold D. King 72, 1986	Vice Chairman, BancGroup; Member, Executive Committee; Chairman, Asset/Liability Committee; Member, Nominating and Corporate Governance Committee; Director, Colonial Bank; Member, Colonial Bank CRA Committee; Member Colonial Bank Fiduciary Audit Committee	Vice Chairman, BancGroup; Part Owner, South Main Street, Inc., Pell City, AL

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years

Robert E. Lowder* 62, 1981	Chairman of the Board and Chief Executive Officer, BancGroup; Chairman, Executive Committee, BancGroup; Chairman of the Board and Chief Executive Officer, Colonial Bank	Chief Executive Officer and Chairman of the Board, (and President from 2000 to 2003) Colonial BancGroup; Chief Executive Officer and Chairman of the Board, (and President from 2000 to 2003) Colonial Bank

John C.H. Miller, Jr. 61, 1981	Director, BancGroup; Member, Executive Committee	Chairman, Miller, Hamilton Snider & Odom, L.L.C. (law firm); Vice President, The Pilot Group (consulting firm), until 2001, Mobile, AL

James W. Rane 58, 1997	Director, BancGroup; Member, Asset/Liability Committee	President, Great Southern Wood Preserving, Inc., Great Southern Wood of Florida, Inc., Great Southern Wood of North Alabama, Inc. and Great Southern Wood—Statesboro, Inc.; Manager, Texas, Great Southern Wood, LLC, (lumber companies), Abbeville, AL

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2006:

Name, Age and Year Became Director	Position and Office Held with BancGroup And Colonial Bank	Present and Principal Occupation for Last Five Years
Lewis E. Beville 52, 1997	Director, BancGroup; Chairman, Audit Committee; Member, Nominating and Corporate Governance Committee	Vice President of T&B Ltd. d/b/a Thames, Batre, Mattei, Beville and Ison (insurance agency), Mobile, AL

Jerry J. Chesser 68, 1984	Director, BancGroup	President, Shelby Contracting Company, Inc. (general contractor); Part Owner, Imperial Gardens Apartments, Huntsville, AL

John Ed Mathison 66, 1987	Director, BancGroup	Senior Minister, Frazer Memorial United Methodist Church, Montgomery, AL

Joe D. Mussafer 65, 1981	Director, BancGroup; Member, Asset/Liability Committee; Member, Personnel and Compensation Committee	President, Montgomery Beverage Company, Inc. (wholesale beverage distributorship), Montgomery, AL

Frances E. Roper 85, 1984	Director, BancGroup	Owner, Roper’s Flowers (retail florist); Owner, Frances Roper Corporation (leasing company), Huntsville, AL

Edward V. Welch 72, 1981	Director, BancGroup; Member, Asset/Liability Committee	Chairman of the Board, Welch, Hornsby & Welch, Inc, (investment advisory firm) and Trinity Investments, Inc., (investment holding company); Part Owner, The Timberlands, LLC; Part Owner, The Waters at Waugh, LLC, Montgomery, AL

*	Indicates that the director is also an executive officer.

Meetings of the Board of Directors and Committees

BancGroup’s Amended and Restated Certificate of Incorporation provides that there shall be an Audit Committee of the Board composed of not less than three directors appointed by the Board at least annually, none of whom shall be active officers of BancGroup. Pursuant to its charter, the Audit Committee shall meet at least four times each year, review BancGroup’s quarterly and annual financial reports, and report the results of its examinations in writing to the Board at its next regular meeting. The Audit Committee may make recommendations to the Board and, with the approval of the Board, may employ an independent firm of certified public accountants.. Each member of the Audit Committee satisfies the experience and financial literacy requirements and two of its members, Lewis E. Beville and Hubert L. Harris, Jr., qualify as an audit committee financial expert as such terms and requirements are defined by the New York Stock Exchange (the “NYSE”) and the Securities and Exchange Commission (the “SEC”). The Audit Committee met five times in 2004 (See “Audit Committee Report”). The Board has determined that all members of the Audit Committee are independent. Throughout this Proxy Statement, a reference to being “independent,” means independent as that term is defined by Section 303.01(B)(2)(a) and (b) of the listing standards of the NYSE. The Audit Committee Charter, as amended, has been attached to this Proxy Statement as Appendix A and is available on BancGroup’s website at www.colonialbank.com.

BancGroup has a Personnel and Compensation Committee (the “Compensation Committee”) whose principal functions are to discharge the Board’s responsibilities in matters relating to executive compensation, administration of BancGroup’s incentive compensation and equity-based plans, and to produce annually a report on executive compensation for inclusion in BancGroup’s proxy statement. The Compensation Committee met six times in 2004 (See the “Personnel and Compensation Committee Report”). All current members of the Compensation Committee have been determined by the Board to be independent. The Compensation Committee’s charter is available on BancGroup’s website at www.colonialbank.com.

BancGroup’s Nominating and Corporate Governance Committee nominates individuals to stand for election as directors of BancGroup and evaluates BancGroup’s standards of corporate governance. After a full discussion of qualifications of the nominees hereinafter listed, this committee recommended the nomination of the individuals listed on page 7, who will stand for election at the 2005 annual meeting of stockholders. This committee met five times in 2004. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent. The Nominating and Corporate Governance Committee will consider nominees recommended by BancGroup stockholders, but only if such nominees are submitted in accordance with BancGroup’s bylaws. See “Bylaw Provisions Regarding Conduct of Stockholders’ Meetings” for a description of the procedures that must be followed to nominate a director. The Nominating and Corporate Governance Committee has adopted a charter which is available to stockholders on BancGroup’s website at www.colonialbank.com.

BancGroup has an Executive Committee and the principal functions of this committee are to perform certain actions in lieu of the Board at times when a meeting of the full Board is not feasible or practicable. This committee held no meetings in 2004, but acted twice by unanimous written consent. Such actions were later ratified by the full board of directors.

BancGroup has an Asset/Liability Committee (ALCO), and the principal function of this committee is to establish a framework of procedures, responsibilities and policies regarding the management of BancGroup’s assets and liabilities in order to optimize the net interest margin and net income under a range of interest rate scenarios while assuming reasonable business risks. Management provides to this committee detailed reports on the company’s interest rate risk and liquidity position along with current strategies. This committee met five times in 2004.

During 2004, the Board met four times. All incumbent BancGroup directors attended 75% or more of the Board meetings and their respective committee meetings, in which he or she served.

The following table shows the current membership of each committee.

Director	Executive	Audit	Personnel and Compensation	Nominating and Governance	ALCO
Lewis E. Beville		Chair		X
Augustus K. Clements, III	X
Robert S. Craft	X			Chair
Patrick F. Dye					X
Hubert L. Harris, Jr.		X
Clinton O. Holdbrooks					X
Harold D. King	X			X	Chair
Robert E. Lowder	Chair
Milton E. McGregor			X
John C.H. Miller, Jr.	X
Joe D. Mussafer			X		X
William E. Powell, III		X
James R. Rane					X
Simuel Sippial		X	Chair	X
Edward V. Welch					X

Directors’ Compensation

Directors’ Plan.    BancGroup’s Restricted Stock Plan for Directors (the “Directors’ Plan”) provides a means whereby directors of BancGroup and its subsidiaries, as well as its regional and local advisory boards, may receive shares of BancGroup common stock in lieu of cash fees for service as directors. Directors of subsidiaries who are also employees are not currently eligible to participate in the Directors’ Plan.

Upon election as a director, each director may receive, at the option of the director, in lieu of cash fees, that number of whole shares of common stock of BancGroup, rounded to the nearest whole number, determined by dividing the Regular Fees the director would have received during the director’s current term of office by the average of the closing prices of the common stock as reported by the NYSE for the period of 30 trading days prior to such election. “Regular Fees” means that amount of fees payable to a director in cash for a full term of office as a director, and without regard to attendance at meetings. Under the terms of the Directors’ Plan, a BancGroup director’s term of office begins upon the day of BancGroup’s annual meeting of stockholders and ends the day before the next year’s annual meeting.

A director may also elect to receive common stock at the end of the term, based upon the amount of Supplemental Fees such director would have been entitled to receive during such term and subject to certain restrictions and risks of forfeiture, provided such director has waived the receipt of Supplemental Fees at the commencement of such director’s term. “Supplemental Fees” means fees paid to a director for attendance at the committee meetings, special meetings of the Board, or otherwise, and which are paid only on an ad hoc basis. The number of shares to which the director is entitled shall be calculated at the end of the director’s term and shall be equal to that number of whole shares of common stock, rounded to the nearest whole number, determined by dividing the Supplemental Fees the director would have received during the current term by the average of the closing prices of the common stock for the period of 30 trading days prior to the election as a director to such term.

Each director of BancGroup who participates in the Directors’ Plan must enter into a written agreement with BancGroup. Directors of BancGroup may elect on an annual basis whether to participate in the Directors’ Plan for the following year commencing with the annual meeting of stockholders, in which case the 30-day period used to determine price expires prior to the annual meeting which commences the period of annual participation. No director may receive more than 4,800 shares of common stock during any one year, except for shares which may be received through stock splits, stock dividends, or certain other events specified in the Directors’ Plan.

Directors to whom shares of common stock have been earned in lieu of Regular Fees under the Directors’ Plan have all rights of stockholders with respect to shares of common stock so awarded, subject to certain provisions regarding forfeiture, which means, among other things, that directors may receive dividends upon and vote the shares of Common Stock awarded in lieu of Regular Fees.

Director Compensation.    During 2004, Directors of BancGroup received fees of $2,500 per quarter, plus $1,000 for each Board meeting attended. Members of BancGroup committees received fees of $500 for each BancGroup committee meeting attended. The Chairmen of the Audit Committee, the Personnel and Compensation Committee, and the Nominating and Corporate Governance Committee each received $1,000 for each meeting attended and Chairmen of other Committees each received $750 for each committee meeting attended. From time to time, BancGroup may form one or more special litigation committees. Members of such committees were due to receive $500 per meeting attended unless such meeting extends beyond four hours in length, in which such case the member would receive an additional $500 for each four hour period or any portion thereof. Certain directors of BancGroup also serve as directors of Colonial Bank or its regional boards and receive fees for services on those boards. Fees paid to BancGroup directors under the Directors’ Plan for service as directors of BancGroup and its subsidiaries in cash and stock in 2004 totaled $613,270. In January 2005, BancGroup director fees were increased to $5,000 per quarter, plus $2,000 per meeting attended. The fees paid to Chairman of the Audit Committee increased to $2,000 per quarter and $1,000 per meeting attended. The fees paid to Chairman of any BancGroup committee other than Audit Committee increased to $1,500 per meeting attended and fees paid to members of any BancGroup Committee increased to $1,000 per meeting attended. Fees paid to Special Litigation Committee members increased to $1,000 per meeting attended.

John C.H. Miller, Jr., Patrick F. Dye and John Ed Mathison received employment-related or other compensation during 2004 of $41,000, $3,000, and $17,900, respectively. Mr. Miller also received use of a company vehicle for personal use valued at $10,400, the personal use of the company aircraft valued at $4,857 and received a $150,000 year-end cash bonus for services provided to BancGroup. Mr. Miller provides advice to BancGroup management and to Colonial Bank’s Gulf Coast Region that extends beyond the legal work for which Mr. Miller’s law firm receives legal fees. Mr. Dye and Dr. Mathison perform consulting, public relations, speaking engagements, and/or customer development services for either BancGroup, Colonial Bank or both.

AUDIT COMMITTEE REPORT

The Audit Committee of BancGroup consists of Lewis E. Beville, Chairman, Hubert L. Harris, Jr., William E. Powell III, and Simuel Sippial. The members of the Audit Committee satisfy the independence (as defined by Section 303.01(B)(2)(a) and (b) of the NYSE’s listing standards) and experience requirements of the NYSE and the applicable rules and regulations promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Mr. Beville and Mr. Harris have been determined to qualify as “audit committee financial experts” as that term has been defined by SEC rules and regulations.

The Audit Committee has adopted a charter. The Audit Committee reviews its charter for adequacy on an annual basis. Pursuant to its 2004 review, the Audit Committee amended its charter. The amended charter is attached to this Proxy Statement as Appendix A and is available to stockholders on BancGroup’s website at www.colonialbank.com. In accordance with its charter, the Audit Committee met five times in 2004. The Audit Committee has reviewed BancGroup’s audited financial statements with management to determine whether such statements were consistent with BancGroup’s audit policy and whether BancGroup’s internal controls were adequate for the preparation of the financial statements.

The Audit Committee also reviewed with management and BancGroup’s independent auditor the quarterly financial statements of BancGroup prior to the filing of BancGroup’s Quarterly Reports on Form 10-Q in 2004.

One of the Audit Committee’s responsibilities is to recommend to the BancGroup’s Board of Directors an independent auditor. The Audit Committee has recommended PricewaterhouseCoopers LLP as BancGroup’s independent auditor for 2005 (See “Relationship with Independent Public Accountant”).

In making its recommendation for 2005, the Audit Committee considered the fees paid to PricewaterhouseCoopers LLP in relation to the services PricewaterhouseCoopers LLP provided and the compatibility of any non-audit services that PricewaterhouseCoopers LLP provided to BancGroup with PricewaterhouseCoopers LLP’s status as its independent auditor. See “Relationship with Independent Public Accountant—Audit Fees” for more information regarding fees paid to PricewaterhouseCoopers LLP during 2004.

The Audit Committee reviews allowable non-audit services that are proposed to be provided by Pricewaterhouse Coopers LLP and approves such if it determines that such services are not incompatible with maintaining PricewaterhouseCoopers LLP’s independence.

This foregoing report is submitted by the Committee.

Lewis E. Beville, Chairman

Hubert L. Harris, Jr.

William E. Powell

Simuel Sippial

PERSONNEL AND COMPENSATION COMMITTEE REPORT

The Personnel and Compensation Committee of BancGroup consists of Simual Sippial, Chairman, Milton E. McGregor, and Joe D. Mussafer.

Compensation Principles

Executive compensation in 2004 was determined in accordance with five principles: (1) BancGroup’s financial performance, both in terms of the attainment of short-term and long-term goals; (2) the competitiveness of executive compensation with BancGroup’s peers; (3) the encouragement of stock ownership by executive officers; (4) the individual performance of each executive officer; and (5) recommendations of the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight was assigned to any individual principle.

Total Cash Compensation

Cash compensation consists of an annual salary established at the beginning of the fiscal year and a year-end bonus described further below. In setting compensation for the 2004 fiscal year, the Compensation Committee reviewed the compensation paid by a peer group of 36 bank holding companies which, as of September 30, 2003, had total assets ranging from approximately $8 billion to $32 billion. BancGroup had total assets of $18.9 billion at year-end 2004.

The Compensation Committee approved the salary of each executive officer who reports directly to the Chief Executive Officer of BancGroup for 2004 in February 2004. The salaries paid to such executive officers in the peer group companies were analyzed in terms of (1) return on average assets, (2) return on average equity, (3) nonperforming assets, and (4) stock performance within ranges comparable to the same performance criteria for BancGroup. These criteria reflect how well such executive officers perform for the benefit of stockholders.

The Compensation Committee accorded equal weight to the performance criteria in assessing the performance of BancGroup and in making the comparisons with the peer group. The Compensation Committee did not recommend compensation levels based upon a formula, but, rather, after reviewing the factors outlined above and receiving recommendations of the Chief Executive Officer for each person reviewed, other than the Chief Executive Officer, the Compensation Committee established salaries for 2004 that, in its subjective judgment, were fair in terms of BancGroup’s performance in comparison with the peer group, the responsibilities performed by the executive within BancGroup and the level of compensation paid to comparable executives in the peer group companies.

Compensation for Chief Executive Officer

The Compensation Committee evaluated the salary of the Chief Executive Officer on the basis of the same criteria used to evaluate salaries of other executive officers. The Compensation Committee’s determination of an appropriate level of compensation for the Chief Executive Officer was thus based on a comparison of BancGroup’s performance with the performance of the peer group, the Chief Executive Officer’s responsibilities within BancGroup, and the compensation paid to chief executive officers within the peer group. In light of this evaluation, the Compensation Committee recommended the Chief Executive Officer’s salary for 2004 be set at $1,080,000.

Cash Bonuses

At the end of 2004, the Compensation Committee approved cash bonuses to BancGroup’s executive officers that report directly to the Chief Executive Officer including: $150,000 each to Flake Oakley, Sarah H. Moore and

Caryn Cope. The Compensation Committee based these awards upon the recommendations of the Chief Executive Officer.

In January 2000, the Board approved the Management Incentive Plan of The Colonial BancGroup, Inc. (the “MIP”) for the purpose of providing short-term, performance-based cash bonus opportunities to BancGroup’s executive officers. In December 2003, the Compensation Committee selected the Chief Executive Officer to participate in the MIP in 2004 and subsequently, the Compensation Committee developed a payout matrix upon which the Chief Executive Officer’s bonus under the MIP would be based. Under the payout matrix established by the Compensation Committee, the Chief Executive Officer was eligible to receive a bonus ranging from zero to 100% of his base salary depending upon BancGroup’s performance with respect to four business criteria: return on average assets, return on average equity, earnings per share, and nonperforming assets. At a meeting held on February 17, 2005, the Compensation Committee reviewed BancGroup’s 2004 performance with respect to these measures and certified that the Chief Executive Officer was entitled to receive a cash bonus for 2004 in an amount equal to $732,996.

Stock Bonuses and Stock Options

In March 2000, the Compensation Committee awarded the Chief Executive Officer 125,000 shares of restricted stock under BancGroup’s Stock Bonus and Retention Plan. The vesting of 62,500 of these shares was made contingent upon BancGroup’s common stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 62,500 shares of restricted stock was made contingent upon the level of BancGroup’s return on average assets, return on average equity, earnings per share, and nonperforming assets. At its meeting held on February 17, 2005, the Compensation Committee certified that 12,140 shares of restricted stock vested as a result of BancGroup’s performance in 2004 with respect to the four financial measures.

In addition, in March 2001, the Compensation Committee awarded the Chief Executive Officer 75,000 shares of restricted stock under BancGroup’s Stock Bonus and Retention Plan. The vesting of 37,500 of these shares was made contingent upon BancGroup’s common stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 37,500 shares of restricted stock was made contingent upon the level of BancGroup’s return on average assets, return on average equity, earnings per share, and nonperforming assets. On September 1, 2004, acting by unanimous written consent, the Compensation Committee certified the vesting of 37,500 shares pursuant to the price-based vesting schedule. At its meeting held on February 17, 2005, the Compensation Committee certified that 7,357 shares of restricted stock vested as a result of BancGroup’s performance in 2004 with respect to these four financial measures.

In December 2004, the Compensation Committee approved awards of incentive stock options under BancGroup’s Long-Term Incentive Plan to Mr. Oakley, Ms. Moore, Ms. Cope and Ms. Hill for 10,000 shares each. The Compensation Committee based these awards upon recommendations of the Chief Executive Officer.

In January 2005, the Compensation Committee approved awards of 30,000 shares each of restricted stock under Bancgroup’s Long-Term Incentive Plan to Mr. Oakley, Ms. Moore, Ms. Cope and Ms. Hill. These awards will not vest until 2010.

This foregoing report is submitted by the Compensation Committee.

Simuel Sippial, Chairman

Milton E. McGregor

Joe D. Mussafer

Neither the Five Year Cumulative Total Return graph on page 2 nor the Personnel and Compensation Committee Report given above is to be deemed to be incorporated by reference into any past or subsequent filings by BancGroup under the Securities Act of 1933 or the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents for BancGroup’s last three fiscal years the compensation paid to the Chief Executive Officer of BancGroup, and the four most highly compensated individuals who served as executive officers of BancGroup during calendar year 2004, in addition to the Chief Executive Officer, whose total annual salary and bonus for 2004 exceeded $100,000.

Long Term Compensation
Name and Principal Position	Annual Compensation				Restricted Stock Awards($)		Securities Underlying Options(#)		All Other Compensation(1)
	Year	Salary($)	Bonus($)
Robert E. Lowder Chairman and Chief Executive Officer	2004 2003 2002	1,080,000 982,190 982,190	732,996 613,181	(2) (2)	19,171 22,170 11,799	(3) (3) (3)	— — —		$ $ $	63,037 56,629 43,672

W. Flake Oakley(9) President	2004 2003 2002	300,000 251,000 251,000	150,000 100,000 —		— — —		10,000 10,000 —	(7) (6)	$ $ $	6,150 6,000 5,500

Sarah H. Moore(9) Executive Vice President and Chief Financial Officer	2004 2003 2002	300,000 240,000 240,000	150,000 100,000 —		— — —		10,000 10,000 5,000	(7) (6) (4)	$ $ $	6,150 6,000 5,500

Caryn D. Cope(9) Executive Vice President and Chief Credit Officer	2004 2003 2002	278,000 225,000 225,000	150,000 100,000 —		— — —		10,000 10,000 16,000	(7) (6) (4)	$ $ $	12,150 11,626 11,500

Patti G. Hill(9) Executive Vice President Retail Banking	2004 2003 2002	207,000 166,000 160,000	100,000 25,000 —		— — —		10,000 5,000 5,000	(8) (6) (4)	$ $ $	14,550 12,557 13,401

Tanya A. Mayne(5) Executive Vice President and Chief Operations Officer	2004 2003	234,000 225,000	30,000 —		— —		— —		$	— 1,054

(1)	The amounts shown in this column for Mr. Lowder consist of $55,451, $49,203, and $36,246 in compensation for personal use of the company aircraft in 2004, 2003, and 2002, respectively. They also include for Mr. Lowder $6,150, $6,000, and $6,000, contributed in 2004, 2003, and 2002, respectively, to BancGroup’s 401(k) and Profit Sharing Plan; and $1,436, $1,426, and $1,426 in 2004, 2003, and 2002, respectively, for insurance premiums paid by BancGroup for Mr. Lowder. The amounts shown for Ms. Cope consist of $6,150, $5,626 and $5,500 contributed in 2004, 2003 and 2002, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan; and $6,000 for a car allowance for each of the years 2004, 2003 and 2002. The amounts shown for Ms. Hill consist of $6,150, $4,157 and $5,001 contributed in 2004, 2003 and 2002, respectively, to BancGroup’s 401(k) Plan and Profit Sharing Plan; and $8,400 for a car allowance for each of the years 2004, 2003 and 2002. The amounts shown for all other persons reflect only contributions by BancGroup to the 401(k) and Profit Sharing Plan.
(2)	Represents a cash bonus awarded under BancGroup’s Management Incentive Plan.
(3)	Includes the market value of 903 shares, 1,280 shares, and 989 shares of common stock as of December 31, 2004, 2003 and 2002, respectively, awarded to Mr. Lowder in lieu of cash director fees pursuant to BancGroup’s Restricted Stock Plan for Directors. These shares vest annually on the day before the annual meeting of stockholders of the corporation in question. At December 31, 2004, December 31, 2003 and December 31, 2002, the per share market values of these shares were $21.23, $17.32, and $11.93, respectively.

The following table provides information about restricted shares not vested as of December 31, 2004.

Name	Aggregate # of Restricted Shares Held	Market Value on December 31, 2004
Robert E. Lowder	55,845	$1,185,589
W. Flake Oakley	2,200	46,706
Sarah H. Moore	1,600	33,968
Caryn D. Cope	2,200	46,706
Patti G. Hill	2,600	55,198

(4)	Represents options awarded on December 30, 2002. These options vest at the rate of 20% per year beginning on the date of grant. Ms. Moore, Ms. Cope and Ms. Hill received options to purchase 5,000, 16,000 and 5,000 shares respectively.
(5)	Ms. Mayne began employment with BancGroup on March 24, 2003 and resigned from employment on August 30, 2004. The amounts stated are her annualized salary for 2003 and 2004. In 2003 and 2004, Ms. Mayne was awarded aggregate options to purchase 20,000 shares of BancGroup common stock. These options have since expired prior to vesting.
(6)	Represents options awarded on December 23, 2003. These options vest at the rate of 20% per year beginning on the date of grant. Mr. Oakley, Ms. Moore and Ms. Cope each received options to purchase 10,000 shares respectively. Ms. Hill and Ms. Mayne each received option to purchase 5,000 shares.
(7)	Represents options awarded on December 28, 2004. These options vest at the rate of 20% per year beginning on the date of grant. Mr. Oakley, Ms. Moore and Ms. Cope each received options to purchase 10,000 shares respectively.
(8)	Represents options awarded on December 30, 2004. These options vest at the rate of 20% per year beginning on the date of grant. Ms. Hill received options to purchase 10,000 shares.
(9)	In January 2005, Mr. Oakley, Ms. Moore, Ms. Cope, and Ms. Hill were awarded 30,000 restricted shares that cliff vest in 2010. These awards were granted as retention incentive rather than for previous service to the company and therefore are not included in the 2004 compensation table.

FOR A DISCUSSION OF CERTAIN COMPENSATION COMMITTEE INTERLOCKS, SEE “COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.” SEE ALSO “EXECUTIVE COMPENSATION COMMITTEE REPORT.”

Options

The following table shows certain information respecting exercised and unexercised options for common stock held by BancGroup executive officers at December 31, 2004. Certain options have been granted pursuant to a vesting schedule which only permits the holder to exercise options respecting 20% of the shares for each year the holder is employed after the grant of options.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired On Exercise(#)	Value Realized($)(1)	Number of Securities Underlying Unexercised Options At December 31, 2004	Values of Unexercised In-the-Money Options At December 31, 2004(2)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Robert E. Lowder	—	—	480,000/20,000	$5,161,120/217,000
W. Flake Oakley	25,000	246,680	108,000/22,000	$1,042,667/57,280
Sarah H. Moore	—	—	80,500/33,000	$852,721/190,180
Caryn D. Cope	—	—	50,400/29,600	$482,672/135,448
Patti G. Hill	—	—	66,000/19,000	$624,544/57,080
Tanya A. Mayne	3,000	25,470	—	—

(1)	Value realized would be the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.
(2)	Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 2004.

The following table shows certain information regarding grants of options respecting common stock to certain executive officers of BancGroup during 2004.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Market Price on Date of Grant	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%($)	10%($)
Robert E. Lowder	—	—	—	—		—	—
W. Flake Oakley	10,000	1%	21.45	*	Dec.28, 2014	134,898	341,858
Sarah H. Moore	10,000	1%	21.45	*	Dec. 28,2014	134,898	341,858
Caryn D. Cope	10,000	1%	21.45	*	Dec. 28,2014	134,898	341,858
Patti G. Hill	10,000	1%	21.41	*	Dec. 30,2014	134,646	341,220

*	Same as exercise price.

Defined Benefit Plan

BancGroup maintains a Retirement Plan for all of the employees of BancGroup and its subsidiaries. An employee becomes eligible on January 1 or July 1 commencing at age 21 and after the completion of 1,000 hours of service during a year of employment by BancGroup or one of its subsidiaries.

The following table reflects the estimated annual benefits payable upon retirement under the Retirement Plan as a single life annuity commencing at age 65. These benefits ignore the lower benefit rate applicable to earnings below the Social Security Covered Compensation level.

Average Annual Remuneration	Years of Service
	Five	Ten	Fifteen	Twenty	Twenty-Five
$100,000	$ 7,600	$15,200	$22,800	$30,400	$38,000
125,000	9,500	19,000	28,500	38,000	47,500
160,000	12,160	24,320	36,480	48,640	60,800
200,000	15,200	30,400	45,600	60,800	76,000

A person’s benefits are not increased to the extent his average annual compensation exceeds $205,000.

Benefits are based upon the number of years of service (maximum 25 years), the participant’s final average earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or one of its subsidiaries.

The benefits shown are limited by the current statutory limitations, which restrict the amount of benefits that can be paid from a qualified retirement plan. The statutory limit on compensation that may be recognized in calculating benefits is $205,000. This limitation is scheduled to increase periodically with the cost of living increase.

All compensation except compensation which relates to director fees, if any, shown for executive officers in the cash compensation table above is covered by the Retirement Plan. Robert E. Lowder has 38 years of eligibility, W. Flake Oakley has 17 years, Sarah H. Moore has eight years, Caryn Cope has 19 years, and Patti Hill has 11 years.

Compensation Plans

Stock Option Plans.    Effective July 1, 2001, BancGroup adopted The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan (the “LTIP”) pursuant to which equity based incentives, including but not limited to options for common stock and grants of common stock, may be issued to officers, directors (including regional and advisory directors) and employees. BancGroup may issue a total of 10,000,000 shares of common stock under the LTIP. BancGroup’s former stock option and stock bonus plans expired on June 30, 2001, but options issued pursuant to those plans remain outstanding.

Management Incentive Plan.    In 2000, BancGroup adopted a management incentive plan pursuant to which the Compensation Committee is authorized to award certain executive officers of BancGroup cash compensation, the receipt of which is dependent on BancGroup achieving one or more pre-selected performance goals. No common stock is issued in connection with the Management Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The Personnel and Compensation Committee of BancGroup consists of Simuel Sippial, Chairman, Milton E. McGregor, and Joe D. Mussafer

Certain Relationships and Related Transactions

Robert E. Lowder is the Chairman of the Board and Chief Executive Officer of BancGroup. Colonial Bank currently leases real estate which is partially owned by Mr. Lowder and on which one of its Montgomery, Alabama branches is located. BancGroup currently pays an annual rental of $8,000 pursuant to this lease. This lease expires in August, 2009.

BancGroup has retained in the past and proposes to retain in the future on behalf of BancGroup or its subsidiaries the law firm of Miller, Hamilton, Snider & Odom, L.L.C., Mobile, Alabama, of which a director of BancGroup, John C.H. Miller, Jr., is a member. Legal fees paid to this firm by BancGroup and its subsidiaries were approximately $4,269,445 in 2004.

Management of BancGroup believes that such arrangements and related transactions are at least as favorable to BancGroup as that which might be negotiated with unaffiliated parties for similar arrangements and transactions.

Loans

Certain directors, officers and the principal stockholder of BancGroup and their affiliated interests were customers of and had transactions with Colonial Bank and Colonial Brokerage, Inc. in the ordinary course of their business during the past year. Additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from Colonial Bank and Colonial Brokerage, Inc. all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires BancGroup’s directors, certain officers and 10% stockholders, if any, to file reports of ownership and changes in ownership of BancGroup common stock with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders, if any, are required by SEC regulations to furnish BancGroup with copies of all Section 16(a) reports they file, including reports on Form 5, which are filed with the SEC annually.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, BancGroup believes that during 2004, all filings applicable to its officers, directors and 10% stockholders were made timely.

APPROVAL OF AMENDMENT TO RESTATED

CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES

OF COMMON STOCK

The Board recommends that the stockholders approve an amendment to Article 4 of the Restated Certificate of Incorporation, which authorizes an increase from 200,000,000 to 400,000,000 in the number of shares of common stock that BancGroup may issue.

Purpose.

The Board believes that it is desirable to have additional authorized shares of common stock available for possible future financing and acquisition transactions, stock dividends or splits, employee benefits plans and other general corporate purposes. Having such additional authorized shares available for issuance in the future will give BancGroup greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting. All authorized but unissued shares of common stock approved by this amendment will be available for issuance without further action by the stockholders, unless such action is otherwise required by applicable law.

BancGroup has a history of issuing stock to acquire financial institutions, provide employee compensation and incentives and stock splits. Since 1998, the year that BancGroup last increased its authorized amount of common stock, BancGroup has used its common stock to acquire 17 financial institutions. BancGroup is in the process of acquiring FFLC Bancorp, Inc. and expects to issue as many as 11,216,356 shares of common stock pursuant to that transaction. BancGroup also issued two-for-one stock splits, each effected as a 100% stock dividend, on February 11, 1997 and August 14, 1998. As of February 22, 2005, there were 145,542,044 shares of common stock outstanding. After giving effect to shares due to be issued pursuant to the pending acquisition and shares reserved for issuance pursuant to BancGroup employee benefit plans (assuming such plans were not funded by open market purchases), BancGroup has a total of approximately 30 million shares of common stock currently available for issuance.

If the amendment is approved, the newly authorized shares of common stock could be issued by BancGroup in public or private offerings at such times, for such purposes and for such consideration as the Board may deem advisable and without further stockholder approval. Other than shares that may be issued in its pending acquisition of FFLC Bancorp, Inc. and pursuant to its employee benefit plans, BancGroup has no present plans, arrangements or understandings concerning issuance of additional shares of common stock. However, BancGroup intends to issue additional shares of common stock as future acquisitions and other opportunities arise. Additionally, if BancGroup’s Board deems it advisable, BancGroup may issue another stock split or a stock dividend at some point in the future.

Disadvantages of Issuance of Shares.

Issuance of additional shares of common stock might have anti-takeover effects by diluting the voting power of a person seeking to acquire control of BancGroup through a tender offer, proxy contest, or otherwise. Such effect, however, is not the purpose of the proposed increase in the number of shares of authorized common stock. The authorization to issue additional shares of common stock as described above will not, in itself, affect the rights of stockholders. If this amendment is approved, BancGroup will have approximately 230 million shares of common stock available for issuance.

Preemptive Rights.

Holders of the common stock do not have preemptive rights to subscribe for any additional securities which may be issued by BancGroup.

Text of Amendment.

The amendment authorizing the increase in the authorized shares of common stock will amend the introductory paragraph of Article 4 of BancGroup’s Restated Certificate of Incorporation. If the amendment is approved (and the authorization of the new class of preferred stock is not approved), such paragraph will read as follows:

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 401,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”) and 400,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

[The remainder of Article 4 is omitted.]

If the amendment is approved (and the authorization of the new class of preferred stock is also approved), such paragraph will read as follows:

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 451,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”), 50,000,000 shares of the par value of $2.50 per share are to be Preferred Stock (hereinafter called “Preferred Stock”) and 400,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

[The remainder of Article 4 is omitted.]

Vote Required.

Approval of this amendment (Proposal 2 on the proxy card) requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes, therefore, will have the same effect as a “no” vote. The Board recommends a vote FOR the amendment.

APPROVAL OF AMENDMENT TO RESTATED

CERTIFICATE OF INCORPORATION

TO AUTHORIZE NEW CLASS

OF PREFERRED STOCK

The Board recommends that the stockholders approve an amendment to Article 4 of the Restated Certificate of Incorporation, to authorize the issuance of 50,000,000 shares of a new class of preferred stock (the “Preferred Stock”).

Purpose.

The Board believes that it is desirable to have the Preferred Stock available for possible future financing, cash acquisition transactions, capital management and other general corporate purposes. Having such additional authorized Preferred Stock available for issuance in the future will give BancGroup greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders’ meeting. All authorized but unissued shares of Preferred Stock approved by this amendment will be available for issuance without further action by the stockholders, unless such action is otherwise required by applicable law.

In the past few years, changes in accounting rules have made a cash component of institutional acquisitions more common. BancGroup has, at times, sold common stock to raise cash to fund these acquisitions. There have been times when it might have been preferable, and less costly to BancGroup’s shareholders in terms of dilution and earnings per share, to raise cash through the sale of preferred stock rather than the sale of common stock. BancGroup desires to authorize 50,000,000 shares of Preferred Stock to give it the flexibility to issue such stock for such financing situations. Additionally, the availability of Preferred Stock will give BancGroup another tool to manage its capital structure and adequacy.

If the amendment is approved, the Preferred Stock could be issued by BancGroup in public or private offerings at such times, for such purposes and for such consideration as the Board may deem advisable and without stockholder further approval. BancGroup has no present plans, arrangements or understandings concerning issuance of Preferred Stock. However, if the Preferred Stock is authorized by the stockholders, BancGroup intends to use it for financing purposes to fund acquisitions, to increase capital and for other corporate purposes. BancGroup will not issue the Preferred Stock for the principal purpose of acting as an anti-takeover device.

Disadvantages of Issuance of Preferred Stock.

The holders of Preferred Stock will generally rank superior to holders of common stock in the collection of dividends and in the event of dissolution or bankruptcy. The holders of Preferred Stock may have the right to convert their Preferred Stock into common stock if that right is granted by the Board in the issuance of a particular series of Preferred Stock. The holders of Preferred Stock may have a greater expectation to a certain dividend if that right is declared as part of the issuance of a series of Preferred Stock.

However, the Preferred Stock may also be issued with no voting power, and in any case will not be issued with superior voting power per share than common stock.

Issuance of Preferred Stock, if it has voting power, might have some anti-takeover effects by diluting the voting power of a person seeking to acquire control of BancGroup through a tender offer, proxy contest, or otherwise. Such effect, however, is not the purpose of the proposed Preferred Stock, and a share of the Preferred Stock cannot have more voting power than a share of common stock (one vote per share). A share of Preferred Stock may have less than one vote per share or no voting power other than what is required by law. The authorization of the Preferred Stock as described above will not, in itself, affect the rights of stockholders. If this amendment is approved, BancGroup will have 50,000,000 shares of Preferred Stock available for issuance.

Preemptive Rights.

Holders of the Preferred Stock will not have preemptive rights to subscribe for any additional securities which may be issued by BancGroup.

Effect on Preference Stock

BancGroup currently has 1,000,000 shares of preference stock, par value $2.50 per share (the “Preference Stock”), authorized. The Preference Stock will remain authorized in its current form whether or not the Preferred Stock is approved.

Textual Provisions of the Preferred Stock.

The amendment authorizing the Preferred Stock will amend the introductory paragraph of Article 4 of BancGroup’s Restated Certificate of Incorporation. If the amendment is approved (and the authorization of the additional shares of common stock is also approved), such paragraph will read as follows:

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 451,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”), 50,000,000 shares of the par value of $2.50 per share are to be Preferred Stock (hereinafter called “Preferred Stock”) and 400,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

[The remainder of Article 4 is omitted.]

If the amendment is approved (and the authorization of the additional shares of common stock is not approved), such paragraph will read as follows:

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 251,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”), 50,000,000 shares of the par value of $2.50 per share are to be Preferred Stock (hereinafter called “Preferred Stock”) and 200,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

[The remainder of Article 4 is omitted.]

Additionally, the amendment authorizing the Preferred Stock will add an additional section to Article 4 of BancGroup’s Restated Certificate of Incorporation. Such section will read as follows:

PART D

(1)	Except as otherwise set forth in this Certificate of Incorporation, the preferences, privileges, limitations and relative rights applicable to the shares of the Preferred Stock shall be fixed and determined, from time to time, by resolution or resolutions of the Board of Directors of the corporation, and when so fixed and determined a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation, which shall be filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or if no filing or recordation is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chief Executive Officer or President and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept at the principal office of the corporation in the State of Delaware or is such other places as the board of directors shall designate.

(2)

The Preferred Stock hereinabove authorized may be issued from time to time in one or more series, as determined by the Board of Directors. All shares of each particular series of Preferred Stock shall be alike (except as to the date from which dividends shall commence to accrue) and all shares of Preferred Stock shall be of equal rank and shall have the same powers, preferences, and rights, and shall be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except only in regard to the following particulars, which may vary in a different series:

(a)	The distinctive name and serial designation;

(b)	The annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

(c)	Whether dividends are to be cumulative or non-cumulative an the participating or other special rights, if any, with respect to the payment of dividends;

(d)	Whether the Preferred Stock will be perpetual or non-perpetual;

(e)	The amount or amounts payable upon redemption thereof and the manner in which the same may be redeemed, if redeemable;

(f)	The amount or amounts payable to holders thereof upon any voluntary or involuntary liquidation, dissolution, or winding-up of the business of the corporation;

(g)	Any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for share of any other series or other dividends on Common Stock and Preference Stock;

(h)	The terms and rates of conversion or exchange thereof, if convertible or exchangeable; and

(i)	The provisions as to voting rights, if any.

(3)	Provided that the shares of any series of Preferred Stock having voting rights may not have more than one (1) vote per share, and if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets, other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Additionally, no series of the Preferred Stock may be issued for the primary purpose of acting as an anti-takeover device.

(4)	The designation of each series of Preferred Stock, and its term in respect of the particulars set forth under subparagraphs (a), (b), (c), (d) and (e) hereof, shall be fixed and determined by the Board of Directors and stated in the resolution or instrument providing for the issue of such stock adopted by the Board of Directors pursuant to the authority hereby conferred, before any shares of such series are issued, and shall be set forth in full or summarized on the share certificates for such series.

(5)	The limitations and restrictions on the Preferred Stock in no way affect or adhere to the Preference Stock authorized in Part A of this Article 4.

A more complete text of the Restated Certificate of Incorporation, including the relevant provisions regarding the Preferred Stock is attached to this Proxy Statement as Appendix B (which demonstrates the amended provisions of the Restated Certificate of Incorporation if both Proposals 2 and 3 are approved) and Appendix D (which demonstrates the amended provisions of the Restated Certificate of Incorporation if Proposal 3 is approved but Proposal 2 is not approved).

Vote Required.

Approval of this amendment (Proposal 3 on the proxy card) requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes, therefore, will have the same effect as a “no” vote. The Board recommends a vote FOR the amendment.

APPROVAL OF THE MANAGEMENT INCENTIVE PLAN

Plan Summary

The Board adopted, on January 19, 2000, the Management Incentive Plan (the “MIP”) and directed that it be submitted to the shareholders for approval at the annual meeting. The MIP was approved by the shareholders at their 2000 annual meeting. Section 162(m) of the Internal Revenue Code requires that the MIP be re-approved by the shareholders every five years if the plan administrators are able to vary the performance goals of the MIP. The Compensation Committee has also made other minor revisions to the MIP that was approved in 2000. A complete copy of the Amended and Restated MIP is attached to this Proxy Statement as Appendix E. All of the officers that are included within the meaning of Rule 16a-1(f) under the Securities and Exchange Act of 1934, as amended, will be eligible to participate in the MIP if so designated by the Compensation Committee. The MIP provides a means whereby executive officers of BancGroup may receive a cash bonus if certain performance based criteria are met.

The Compensation Committee, prior to the close of each Plan Year, may designate the executive officers that will participate in the MIP during the next succeeding Plan Year.

The MIP is administered by the Compensation Committee, which has full and complete authority, subject to the limitations of the MIP, to determine the terms and conditions under which a participant will receive a cash award. Each member of the Compensation Committee is a “Disinterested Person” as defined under SEC rule 16a-3. The terms and conditions determined by the Compensation Committee (which need not be identical among participants) include the amount of the award that each participant will be eligible to earn during the year, and the performance goals that must be achieved in order for the participant to earn the award. The possible performance goals that will be used as criteria include return on equity, return on assets, earnings per share, nonperforming assets, stock price and net income. No participant may be granted an award that could result in the participant earning an amount under the MIP greater than $3,000,000 in any Plan Year.

Performance goals will be “objective performance goals” within the meaning of Section 162(m) of the Code. Section 162(m) limits an employer’s ability to deduct employee compensation if such compensation exceeds $1,000,000 in certain circumstances. Under the MIP, BancGroup will be entitled to a tax deduction equal to the amount of ordinary income accruing to the participant even if the award under the MIP increases the participant’s compensation above $1,000,000. The participant will recognize amounts paid pursuant to the MIP as ordinary income.

After each Plan Year, the Compensation Committee will determine if the terms and conditions of each award granted were met and certify their findings to the participant and to the Board. The awards will be paid in cash as soon as administratively possible after the certification, but in no event later than 75 days following the close of the Plan Year.

If a participant terminates employment during a Plan Year for any reason other than retirement, disability or death, no award will be payable under the MIP. If the employment terminates as a result of retirement, disability or death or if the participant’s employment is terminated for any reason other than willful dishonesty or gross misconduct, the participant or the participant’s beneficiary will receive a pro-rata portion of the incentive award determined as of the end of the Plan Year.

The Compensation Committee may suspend, terminate or amend the MIP at any time by an instrument in writing without shareholder approval, provided however, shareholder approval shall be required for any amendment that changes the material terms of the MIP applicable to any participant.

Vote Required

The adoption of the Amended and Restated MIP (proposal 4 on the Proxy Card) must be approved by a majority of the votes of the common stock represented at the annual meeting assuming the presence of a quorum. The Board recommends that shareholders vote FOR approval of the Amended and Restated MIP.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection

BancGroup has selected the firm of PricewaterhouseCoopers LLP to act as its independent registered public accounting firm for 2005. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to, and to answer questions from, stockholders.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2004 and 2003, were:

	2004	Percentage	2003	Percentage
Audit	$1,209,000	67%	$587,000	65%
Audit Related	115,000	6%	45,000	5%
Tax	489,000	27%	268,000	30%
All Other	1,400	—%		%

Total	$1,814,400	100%	$900,000	100%

The Audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the consolidated financial statements and internal controls of the Company, statutory and subsidiary audits, issuance of comfort letters, consents, income tax provision procedures, and assistance with review of documents filed with the SEC.

The Audit Related fees for the years ended December 31, 2004 and 2003, respectively, were for assurance and related services related to employee benefit plan audits, and consultations concerning financial accounting and reporting standards.

Tax fees for the years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, advice related to mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

The fees received by PricewaterhouseCoopers LLP for items which would have been classified as All Other fees as of the year ended December 31, 2004 relate to BancGroup’s subscription to an online accounting information service provided by PricewaterhouseCoopers.

Compatibility of Fees

BancGroup’s Audit Committee has considered the provision of non-audit services by PricewaterhouseCoopers LLP and the fees paid to PricewaterhouseCoopers LLP for such services, and believes that the provision of such services and their fees are compatible with maintaining PricewaterhouseCoopers LLP’s independence (See “Audit Committee Report”).

BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS’ MEETINGS

BancGroup’s bylaws contain two provisions relating to the conduct of stockholders’ meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate a person for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the Secretary of BancGroup not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of BancGroup owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director.

The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders’ meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders’ meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of BancGroup. The procedures do not prohibit or apply to stockholder proposals under SEC Rule 14a-8 as described at “Proposals of Stockholders.”

The second provision of BancGroup’s bylaws relates to the conduct of the business at a stockholders’ meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

PROPOSALS OF STOCKHOLDERS

Subject to certain rules of the SEC, proposals by stockholders intended to be presented at BancGroup’s 2006 annual meeting of stockholders must be received at BancGroup’s principal executive offices not less than 120 calendar days in advance of March 22, 2006 (November 22, 2005), for inclusion in the proxy or information statement relating to the 2006 annual meeting.

OTHER MATTERS

BancGroup does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

BancGroup will furnish stockholders, upon written request and payment of a reasonable fee for copying charges, copies of the exhibits to its annual report on Form 10-K filed with the SEC for the year ended December 31, 2004. Requests should be made to:

The Colonial BancGroup, Inc.

Attn: Glenda Allred

Post Office Box 1108

Montgomery, Alabama 36101-1108

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS REGARDING DELIVERING YOUR PROXY VIA TELEPHONE OR THE INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS.

YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 11:59 P.M. EASTERN TIME ON APRIL 19, 2005, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

APPENDIX A

AUDIT COMMITTEE CHARTER

The Audit Committee of The Colonial BancGroup, Inc. (the “Company”) is appointed by the Board to assist board oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board, acting upon the nomination of the Nominating and Corporate Governance Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee will be appropriately funded to meet its duties. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Meet at least four times in each fiscal year. A meeting will be deemed an official meeting if a quorum is in attendance. At present, this means that at least three of the five external directors of The Colonial BancGroup, Inc. appointed to the Committee are in attendance.

3.	Review the annual audited financial statements with management, including

(i)	major issues regarding accounting and auditing principles and practices,

(ii)	compliance with the Company’s audit policy, and

(iii)	the adequacy of internal controls that could significantly affect the Company’s financial statements.

4.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

5.	Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of quarterly reports on Form 10-Q.

6.	Discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

7.	Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

8.	Discuss policies with respect to risk assessment and risk management.

9.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

10.	Appoint the independent auditor, which firm is accountable to the Audit Committee and the Board.

11.	Review and approve the fees to be paid to the independent auditor, for both audit and allowable non-audit services.

12.	Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13.	Obtain and review a report at least annually by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

14.	Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

15.	Set clear hiring policies for employees or former employees of the independent auditors.

16.	Review the appointment and replacement of a General Auditor and review annually the performance of the Company’s internal audit function.

17.	Review the significant reports to management prepared by the internal auditing department, the internal loan review department and any other departments performing controls monitoring activities; review management’s responses to those reports.

18.	Make recommendations to management regarding outsourcing of internal audit services.

19.	If internal audit services are outsourced, annually review the proposed scope of internal audit services, schedule, audit plan and related fees presented by the General Auditor and the outsourcing firm.

20.	Review annually the performance of any such outsourcing firm.

21.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

22.	Obtain from the independent auditor representation that its audit procedures and communications are in compliance with the requirements of Section 10A of the Private Securities Litigation Reform Act of 1995.

23.	Obtain reports from management and the Company’s General Auditor that the Company’s subsidiary affiliated entities are in material conformity with applicable legal requirements and the material provisions of the Company’s employee conduct policies.

24.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

25.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

(a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b)	Any changes required in the planned scope of the internal audit.

(c)	The internal audit department responsibilities, budget and staffing.

26.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

27.	Review and advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

28.	Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

29.	Meet quarterly with the Chief Financial Officer, the General Auditor and the independent auditor in separate executive sessions.

30.	Perform such additional oversight functions relating to the Company’s audit process as may be requested from time to time by the Board.

31.	Establish procedures for the confidential receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

32.	Ensure that a code of ethics is in effect for the board of directors, executive and financial officers, and employees.

33.	Conduct an annual performance evaluation of the Audit Committee.

34.	Report regularly to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s financial statements are the responsibility of management. The independent auditors are responsible for planning and conducting audits to determine whether the financial statements present fairly in all material respects the financial position of the company. Furthermore, it is not the duty of the Audit Committee to assure compliance with laws and regulations.

APPENDIX B

(IF BOTH PROPOSALS 2 AND 3 ARE APPROVED)

RESTATED

CERTIFICATE OF INCORPORATION

OF

THE COLONIAL BANCGROUP, INC.

2005

The Colonial BancGroup, Inc., was originally incorporated as “Southland Bancorporation.” The original certificate of incorporation was filed with the Secretary of State of Delaware on January 25, 1974. This Restated Certificate of Incorporation was duly adopted by the Board of Directors on January 19, 2005, approved by the stockholders on April 20, 2005, and approved in final form by the Board of Directors on April 20, 2005, in accordance with §§ 245 and 242 of the General Corporation Law of Delaware and restates, integrates and further amends the provisions of the corporation’s certificate of incorporation as heretofore amended and restated.

ARTICLE 1

The name of the corporation is The Colonial BancGroup, Inc.

ARTICLE 2

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The principal office of the corporation shall be in the State of Alabama and shall be located in the City of Montgomery, County of Montgomery.

ARTICLE 3

The nature of the business or purposes to be conducted or promoted is:

1. To operate as a bank holding company to the full extent permitted by law.

2. To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

3. Without limiting in any manner the scope and generality of the foregoing, the corporation shall have the following powers and purposes:

(a) To acquire by purchase, subscription or otherwise, and to receive, hold, own guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon.

The term “securities” as used in this certificate of incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidence of indebtedness, certificates of interest or participation in any profit sharing agreement, collateral trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas or other mineral rights, or, in general, any interests or instruments commonly known as “securities” or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

(b) To make, establish, and maintain investments in securities, and to supervise and manage such investments.

(c) To cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

(d) To acquire by purchase or exchange, or by transfer to or by merger or consolidation with the corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the corporation, or to otherwise acquire, the whole or any part of the business, good will, rights, or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the corporation, or by any other lawful means.

(e) To make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith.

(f) To aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the corporation or in which the corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the corporation, and to do any and all acts and things designed to accomplish any such purpose.

(g) To borrow money for any business, object or purpose of the corporation from time to time, without limit as to amount, to issue any kind of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the corporation to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the corporation, whether at that time owned or thereafter acquired.

(h) To render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity.

4. The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in no way limited or restricted by reference to, or inference from the terms of any other paragraph in this certificate of incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article shall be regarded as independent purposes and powers.

5. The corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the corporation of the general powers now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 451,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”), 50,000,000 shares of the par value of $2.50 per share are to be Preferred Stock (hereinafter called “Preferred Stock”) and 400,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

PART A

(1) The Preference stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the board of directors as hereinafter provided.

(2) The board of directors is hereby expressly authorized, by resolution or resolutions from time to time adopted providing for the issuance of Preference Stock, to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preference Stock, and the qualifications, limitations and restrictions thereof, including (but, unless otherwise stated below, without limiting the generality of the foregoing) any of the following with respect to which the board of directors shall determine to make affirmative provisions:

(a) the distinctive name and serial designation;

(b) the annual dividend rate or rates and the dividend payment dates;

(c) whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

(d) whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices;

(e) the amount or amounts of preferential or other payments to which any series is entitled over any other series or over the Common Stock or the Preferred Stock on voluntary liquidation, dissolution or winding up of the corporation;

(f) any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or other dividends on the Common Stock or the Preferred Stock;

(g) any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Common Stock;

(h) the number of shares of such series; and

(i) the voting rights, if any, of such series, including the right of such Preference Stock to class voting or the right to vote together with the Common Stock, with such number of votes per share, or fractions of a share, as shall be determined by the board of directors, on any matter to be presented to the stockholders.

(3) Each share of each series of Preference Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

(4) Before the corporation shall issue any shares of Preference Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation pursuant to the foregoing authority vested in the board of directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chairman of the Board of Directors, President or a Vice-President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the principal office of the corporation in the State of Delaware and in such other places as the board of directors shall designate.

(5) Shares of any series of Preference Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise may, by resolution or resolutions of the board of directors, be returned to the status of authorized but unissued Preference Stock of the same series. Unless otherwise provided in the resolution or resolutions of the board of directors providing for the issue thereof, the number of authorized shares of Preference Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the board of directors and the filing of a certificate complying with the foregoing requirements. In case the number of shares of any such series of Preference Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the board of directors providing for the issuance thereof resume the status of authorized but unissued Preference Stock, undesignated as to series.

PART B

(1) No holder of any of the shares of the Common Stock, the Preference Stock or the Preferred Stock, or any series thereof, of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any such stock or series or of any additional shares of any class of stock or series to be issued by reason of any increase in the authorized capital stock of the corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into stock of any class or series of the corporation, or carrying any rights to purchase stock of any class or series, but any such unissued or such additional authorized issue of any stock of any class or series, or other securities convertible into any stock of any class or series, or carrying any right to purchase any stock of any class or series, may be issued and disposed of pursuant to resolution of the board of directors of the corporation to such persons, firms, corporations or associations, upon such terms, as may be deemed advisable by the board of directors of the corporation in the exercise of its discretion. The corporation may from time to time issue its shares of stock of any class or series for such consideration as may be fixed from time to time by the board of directors and may receive in payment thereof, in whole or in part, cash, labor done, personal property or real property, whether tangible or intangible, or interests therein or leases thereof. In the absence of actual fraud in the transaction the judgment of the board of directors as to the value of such labor, personal property, real property or interests therein or leases thereof shall be conclusive. Any and all shares so issued for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment in respect thereof.

(2) The authority of the board of directors to provide for the issuance of shares of the Common Stock, and one or more series of the Preference Stock and the Preferred Stock, shall include, but shall not be limited to, authority to issue shares of the Common Stock and shares of any series of the Preference Stock and the Preferred Stock in any manner (including issuance pursuant to rights, warrants or other options) and for any purpose permitted by law, including for delivery as all or part of the consideration for or in connection with the acquisition of all or part of the stock of another corporation or of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized).

PART C

(1) Voting. Except as may be provided otherwise in this Restated Certificate of Incorporation, at all meetings of stockholders of the corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held. Holders of Preference Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part A hereof. Holders of Preferred Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part D hereof.

(2) Dividends. Subject to Article 4, Part A hereof, dividends (payable in cash, shares or otherwise) may be paid on the Common Stock in such amounts and at such times as the board of directors of the corporation may determine in accordance with the Delaware General Corporation Law.

(3) Director Elections.

(a) Number, election and terms. The business and affairs of the corporation shall be managed and controlled by a board of directors consisting of not less than three (3) persons. The exact number of directors shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the board of directors. Commencing with the annual meeting of stockholders in 1995, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1996 annual meeting of stockholders, the term of office of the second class to expire at the 1997 annual meeting of stockholders and the term of office of the third class to expire at the 1998 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

(b) Newly created directorships and vacancies. Subject to the rights of the holders of any series of Preference Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filed only by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires.

(c) Removal. Subject to the rights of the holders of any series of Preference Stock and Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class, notwithstanding that some lesser percentage may be specified by law, agreement, or otherwise.

(d) Amendment. Nothwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part C(3) shall not be altered, amended to repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class.

(4) Business Combinations.

(a) Vote Required. In addition to any affirmative vote that may otherwise be required by law, the affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of “Voting Stock” (as hereinafter defined) and, in addition thereto, the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than a “Related Person” (as hereinafter defined) shall be required for the approval or authorization of any “Business Combination” (as hereinafter defined) of the corporation with any Related Person; provided, however, that such supermajority voting requirements shall not be applicable if the “Continuing Directors” (as hereinafter defined) of the corporation by at least a majority vote (a) have expressly approved in advance the acquisition of the outstanding shares of Voting Stock that caused such Related Person to become a Related Person, or (b) have expressly approved such Business Combination either in advance of or subsequent to such Related Person’s having become a Related Person. Whenever this Part (C)(4) requires the Continuing Directors to make any determination or to take any action, the Continuing Directors may so act notwithstanding the provisions of Article 6, Part B hereof and notwithstanding the fact that such Continuing Directors may constitute less than a majority of the board of directors at such time.

(b) Definitions. For purposes of this Article 4, Part (C)(4):

(i) The term “Business Combination” shall meal (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the corporation to a Related Person, (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation, (d) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation, (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person, (f) any recapitalization that would have the effect of increasing the voting power of a Related Person, and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

(ii) The term “Related Person” shall mean and include any individual, corporation, partnership or other person or entity which, together with its “Affiliates” and “Associates” (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at the date of the adoption of this Part by the stockholders of the corporation (collectively, and as so in effect, the “Exchange Act”)). “Beneficially Owns” (as defined in Rule 13d-3 of the Exchange Act) in the aggregate 10 percent or more of the outstanding Voting Stock of the corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity, provided that this provision shall not apply to a person who would have been a Related Person based upon shares held of record in the corporation if this Part C(4) and the introductory paragraph of Article 4 hereto had been implemented on the date of approval of this Part C(4) by the board of directors of the corporation.

(iii) The term “Substantial Part” shall mean more than twenty percent (20%) of the fair market value as determined by a majority of the Continuing Directors of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.

(iv) Without limitation, any share of Voting Stock of the corporation that any Related Person has the right to acquire at any time (notwithstanding that Rule 13d-3 deems such shares to be beneficially owned only if such right may be exercised within sixty (60) days) pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, shall be deemed to be Beneficially Owned by the Related Person and to be outstanding for purposes of clause (b)(ii) above.

(v) The term “Voting Stock” shall mean all of the outstanding shares of Common Stock and the outstanding shares of Preference Stock and Preferred Stock entitled to vote on each matter on which the holders of record of Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

(vi) The term “Continuing Director” shall mean a director who was a member of the board of directors of the corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person.

(vii) A Related Person shall be deemed to have acquired a share of the Voting Stock of the corporation at the time when such Related Person became the Beneficial Owner thereof.

(viii) The Continuing Directors shall have the power and duty to determine for the purposes of this Part (C)(4) on the basis of information then known to them whether any person is a Related Person. Any such determination shall be conclusive and binding for all purposes of this Part (C)(4).

(c) Fiduciary Obligations. Nothing contained in the Part (C)(4) shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

(d) Section 203. Nothing in the Part (C)(4) shall be deemed to nullify or make inapplicable the operation of Section 203 of the General Corporation Law of the State of Delaware in effect as of the date of approval of this Part by the stockholders of the corporation as such section relates to any “business combination” as defined in such section.

(e) Amendment. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part (C)(4) shall not be altered, amended or repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Voting Stock of the corporation and, in addition thereto, the affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than the Related Person.

PART D

(1) Except as otherwise set forth in this Certificate of Incorporation, the preferences, privileges, limitations and relative rights applicable to the shares of the Preferred Stock shall be fixed and determined, from time to time, by resolution or resolutions of the Board of Directors of the corporation, and when so fixed and determined a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation, which shall be filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or if no filing or recordation is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chief Executive Officer or President and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept at the principal office of the corporation in the State of Delaware or is such other places as the board of directors shall designate.

(2) The Preferred Stock hereinabove authorized may be issued from time to time in one or more series, as determined by the Board of Directors. All shares of each particular series of Preferred Stock shall be alike (except as to the date from which dividends shall commence to accrue) and all shares of Preferred Stock shall be of equal rank and shall have the same powers, preferences, and rights, and shall be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except only in regard to the following particulars, which may vary in a different series:

(a) The distinctive name and serial designation;

(b) The annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

(c) Whether dividends are to be cumulative or non-cumulative an the participating or other special rights, if any, with respect to the payment of dividends;

(d) Whether the Preferred Stock will be perpetual or non-perpetual;

(e) The amount or amounts payable upon redemption thereof and the manner in which the same may be redeemed, if redeemable;

(f) The amount or amounts payable to holders thereof upon any voluntary or involuntary liquidation, dissolution, or winding-up of the business of the corporation;

(g) Any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for share of any other series or other dividends on Common Stock and Preference Stock;

(h) The terms and rates of conversion or exchange thereof, if convertible or exchangeable; and

(i) The provisions as to voting rights, if any.

(3) Provided that the shares of any series of Preferred Stock having voting rights may not have more than one (1) vote per share, and if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets, other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Additionally, no series of the Preferred Stock may be issued for the primary purpose of acting as an anti-takeover device.

(4) The designation of each series of Preferred Stock, and its term in respect of the particulars set forth under subparagraphs (a), (b), (c), (d) and (e) hereof, shall be fixed and determined by the Board of Directors and stated in the resolution or instrument providing for the issue of such stock adopted by the Board of Directors pursuant to the authority hereby conferred, before any shares of such series are issued, and shall be set forth in full or summarized on the share certificates for such series.

(5) The limitations and restrictions on the Preferred Stock in no way affect or adhere to the Preference Stock authorized in Part A of this Article 4.

[The remainder of the certificate was not amended and has been intentionally omitted]

APPENDIX C

(IF PROPOSAL 2 IS APPROVED BUT PROPOSAL 3 IS NOT APPROVED)

RESTATED

CERTIFICATE OF INCORPORATION

OF

THE COLONIAL BANCGROUP, INC.

2005

The Colonial BancGroup, Inc., was originally incorporated as “Southland Bancorporation.” The original certificate of incorporation was filed with the Secretary of State of Delaware on January 25, 1974. This Restated Certificate of Incorporation was duly adopted by the Board of Directors on January 19, 2005, approved by the stockholders on April 20, 2005, and approved in final form by the Board of Directors on April 20, 2005, in accordance with §§ 245 and 242 of the General Corporation Law of Delaware and restates, integrates and further amends the provisions of the corporation’s certificate of incorporation as heretofore amended and restated.

ARTICLE 1

The name of the corporation is The Colonial BancGroup, Inc.

ARTICLE 2

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The principal office of the corporation shall be in the State of Alabama and shall be located in the City of Montgomery, County of Montgomery.

ARTICLE 3

The nature of the business or purposes to be conducted or promoted is:

1. To operate as a bank holding company to the full extent permitted by law.

2. To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

3. Without limiting in any manner the scope and generality of the foregoing, the corporation shall have the following powers and purposes:

(a) To acquire by purchase, subscription or otherwise, and to receive, hold, own guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon.

The term “securities” as used in this certificate of incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidence of indebtedness, certificates of interest or participation in any profit sharing agreement, collateral trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas or other mineral rights, or, in general, any interests or instruments commonly known as “securities” or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

(b) To make, establish, and maintain investments in securities, and to supervise and manage such investments.

(c) To cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

(d) To acquire by purchase or exchange, or by transfer to or by merger or consolidation with the corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the corporation, or to otherwise acquire, the whole or any part of the business, good will, rights, or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the corporation, or by any other lawful means.

(e) To make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith.

(f) To aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the corporation or in which the corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the corporation, and to do any and all acts and things designed to accomplish any such purpose.

(g) To borrow money for any business, object or purpose of the corporation from time to time, without limit as to amount, to issue any kind of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the corporation, to secure payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the corporation, whether at that time owned or thereafter acquired.

(h) To render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity.

4. The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in no way limited or restricted by reference to, or inference from the terms of any other paragraph in this certificate of incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article shall be regarded as independent purposes and powers.

5. The corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the corporation of the general powers now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 401,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”) and 400,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

PART A

(1) The Preference stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the board of directors as hereinafter provided.

(2) The board of directors is hereby expressly authorized, by resolution or resolutions from time to time adopted providing for the issuance of Preference Stock, to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preference Stock, and the qualifications, limitations and restrictions thereof, including (but, unless otherwise stated below, without limiting the generality of the foregoing) any of the following with respect to which the board of directors shall determine to make affirmative provisions:

(a) the distinctive name and serial designation;

(b) the annual dividend rate or rates and the dividend payment dates;

(c) whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

(d) whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices;

(e) the amount or amounts of preferential or other payments to which any series is entitled over any other series or over the Common Stock on voluntary liquidation, dissolution or winding up of the corporation;

(f) any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or other dividends on the Common Stock;

(g) any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Common Stock;

(h) the number of shares of such series; and

(i) the voting rights, if any, of such series, including the right of such Preference Stock to class voting or the right to vote together with the Common Stock, with such number of votes per share, or fractions of a share, as shall be determined by the board of directors, on any matter to be presented to the stockholders.

(3) Each share of each series of Preference Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

(4) Before the corporation shall issue any shares of Preference Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation pursuant to the foregoing authority vested in the board of directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chairman of the Board of Directors, President or a Vice-President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the principal office of the corporation in the State of Delaware and in such other places as the board of directors shall designate.

(5) Shares of any series of Preference Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise may, by resolution or resolutions of the board of directors, be returned to the status of authorized but unissued Preference Stock of the same series. Unless otherwise provided in the resolution or resolutions of the board of directors providing for the issue thereof, the number of authorized shares of Preference Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the board of directors and the filing of a certificate complying with the foregoing requirements. In case the number of shares of any such series of Preference Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the board of directors providing for the issuance thereof resume the status of authorized but unissued Preference Stock, undesignated as to series.

PART B

(1) No holder of any of the shares of the Common Stock or the Preference Stock, or any series thereof, of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any such stock or series or of any additional shares of any class of stock or series to be issued by reason of any increase in the authorized capital stock of the corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into stock of any class or series of the corporation, or carrying any rights to purchase stock of any class or series, but any such unissued or such additional authorized issue of any stock of any class or series, or other securities convertible into any stock of any class or series, or carrying any right to purchase any stock of any class or series, may be issued and disposed of pursuant to resolution of the board of directors of the corporation to such persons, firms, corporations or associations, upon such terms, as may be deemed advisable by the board of directors of the corporation in the exercise of its discretion. The corporation may from time to time issue its shares of stock of any class or series for such consideration as may be fixed from time to time by the board of directors and may receive in payment thereof, in whole or in part, cash, labor done, personal property or real property, whether tangible or intangible, or interests therein or leases thereof. In the absence of actual fraud in the transaction the judgment of the board of directors as to the value of such labor, personal property, real property or interests therein or leases thereof shall be conclusive. Any and all shares so issued for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment in respect thereof.

(2) The authority of the board of directors to provide for the issuance of shares of the Common Stock, and one or more series of the Preference Stock, shall include, but shall not be limited to, authority to issue shares of the Common Stock and shares of any series of the Preference Stock in any manner (including issuance pursuant to rights, warrants or other options) and for any purpose permitted by law, including for delivery as all or part of the consideration for or in connection with the acquisition of all or part of the stock of another corporation or of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized).

PART C

(1) Voting. Except as may be provided otherwise in this Restated Certificate of Incorporation, at all meetings of stockholders of the corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held. Holders of Preference Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part A hereof.

(2) Dividends. Subject to Article 4, Part A hereof, dividends (payable in cash, shares or otherwise) may be paid on the Common Stock in such amounts and at such times as the board of directors of the corporation may determine in accordance with the Delaware General Corporation Law.

(3) Director Elections.

(a) Number, election and terms. The business and affairs of the corporation shall be managed and controlled by a board of directors consisting of not less than three (3) persons. The exact number of directors shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the board of directors. Commencing with the annual meeting of stockholders in 1995, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1996 annual meeting of stockholders, the term of office of the second class to expire at the 1997 annual meeting of stockholders and the term of office of the third class to expire at the 1998 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

(b) Newly created directorships and vacancies. Subject to the rights of the holders of any series of Preference Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filed only by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires.

(c) Removal. Subject to the rights of the holders of any series of Preference Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class, notwithstanding that some lesser percentage may be specified by law, agreement, or otherwise.

(d) Amendment. Nothwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part C(3) shall not be altered, amended to repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class.

(4) Business Combinations.

(a) Vote Required. In addition to any affirmative vote that may otherwise be required by law, the affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of “Voting Stock” (as hereinafter defined) and, in addition thereto, the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than a “Related Person” (as hereinafter defined) shall be required for the approval or authorization of any “Business Combination” (as hereinafter defined) of the corporation with any Related Person; provided, however, that such supermajority voting requirements shall not be applicable if the “Continuing Directors” (as hereinafter defined) of the corporation by at least a majority vote (a) have expressly approved in advance the acquisition of the outstanding shares of Voting Stock that caused such Related Person to become a Related Person, or (b) have expressly approved such Business Combination either in advance of or subsequent to such Related Person’s having become a Related Person. Whenever this Part (C)(4) requires the Continuing Directors to make any determination or to take any action, the Continuing Directors may so act notwithstanding the provisions of Article 6, Part B hereof and notwithstanding the fact that such Continuing Directors may constitute less than a majority of the board of directors at such time.

(b) Definitions. For purposes of this Article 4, Part (C)(4):

(i) The term “Business Combination” shall meal (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the corporation to a Related Person, (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation, (d) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation, (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person, (f) any recapitalization that would have the effect of increasing the voting power of a Related Person, and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

(ii) The term “Related Person” shall mean and include any individual, corporation, partnership or other person or entity which, together with its “Affiliates” and “Associates” (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at the date of the adoption of this Part by the stockholders of the corporation (collectively, and as so in effect, the “Exchange Act”)). “Beneficially Owns” (as defined in Rule 13d-3 of the Exchange Act) in the aggregate 10 percent or more of the outstanding Voting Stock of the corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity, provided that this provision shall not apply to a person who would have been a Related Person based upon shares held of record in the corporation if this Part C(4) and the introductory paragraph of Article 4 hereto had been implemented on the date of approval of this Part C(4) by the board of directors of the corporation.

(iii) The term “Substantial Part” shall mean more than twenty percent (20%) of the fair market value as determined by a majority of the Continuing Directors of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.

(iv) Without limitation, any share of Voting Stock of the corporation that any Related Person has the right to acquire at any time (notwithstanding that Rule 13d-3 deems such shares to be beneficially owned only if such right may be exercised within sixty (60) days) pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, shall be deemed to be Beneficially Owned by the Related Person and to be outstanding for purposes of clause (b)(ii) above.

(v) The term “Voting Stock” shall mean all of the outstanding shares of Common Stock and the outstanding shares of Preference Stock entitled to vote on each matter on which the holders of record of Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

(vi) The term “Continuing Director” shall mean a director who was a member of the board of directors of the corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person.

(vii) A Related Person shall be deemed to have acquired a share of the Voting Stock of the corporation at the time when such Related Person became the Beneficial Owner thereof.

(viii) The Continuing Directors shall have the power and duty to determine for the purposes of this Part (C)(4) on the basis of information then known to them whether any person is a Related Person. Any such determination shall be conclusive and binding for all purposes of this Part (C)(4).

(c) Fiduciary Obligations. Nothing contained in the Part (C)(4) shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

(d) Section 203. Nothing in the Part (C)(4) shall be deemed to nullify or make inapplicable the operation of Section 203 of the General Corporation Law of the State of Delaware in effect as of the date of approval of this Part by the stockholders of the corporation as such section relates to any “business combination” as defined in such section.

(e) Amendment. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part (C)(4) shall not be altered, amended or repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Voting Stock of the corporation and, in addition thereto, the affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than the Related Person.

[The remainder of the certificate was not amended and has been intentionally omitted]

APPENDIX D

(IF PROPOSAL 3 IS APPROVED BUT PROPOSAL 2 IS NOT APPROVED)

RESTATED

CERTIFICATE OF INCORPORATION

OF

THE COLONIAL BANCGROUP, INC.

2005

The Colonial BancGroup, Inc., was originally incorporated as “Southland Bancorporation.” The original certificate of incorporation was filed with the Secretary of State of Delaware on January 25, 1974. This Restated Certificate of Incorporation was duly adopted by the Board of Directors on January 19, 2005, approved by the stockholders on April 20, 2005, and approved in final form by the Board of Directors on April 20, 2005, in accordance with §§ 245 and 242 of the General Corporation Law of Delaware and restates, integrates and further amends the provisions of the corporation’s certificate of incorporation as heretofore amended and restated.

ARTICLE 1

The name of the corporation is The Colonial BancGroup, Inc.

ARTICLE 2

The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The principal office of the corporation shall be in the State of Alabama and shall be located in the City of Montgomery, County of Montgomery.

ARTICLE 3

The nature of the business or purposes to be conducted or promoted is:

1. To operate as a bank holding company to the full extent permitted by law.

2. To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

3. Without limiting in any manner the scope and generality of the foregoing, the corporation shall have the following powers and purposes:

(a) To acquire by purchase, subscription or otherwise, and to receive, hold, own guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon.

The term “securities” as used in this certificate of incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidence of indebtedness, certificates of interest or participation in any profit sharing agreement, collateral trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas or other mineral rights, or, in general, any interests or instruments commonly known as “securities” or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

(b) To make, establish, and maintain investments in securities, and to supervise and manage such investments.

(c) To cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

(d) To acquire by purchase or exchange, or by transfer to or by merger or consolidation with the corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the corporation, or to otherwise acquire, the whole or any part of the business, good will, rights, or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the corporation, or by any other lawful means.

(e) To make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith.

(f) To aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the corporation or in which the corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the corporation, and to do any and all acts and things designed to accomplish any such purpose.

(g) To borrow money for any business, object or purpose of the corporation from time to time, without limit as to amount, to issue any kind of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the corporation, whether at that time owned or thereafter acquired.

(h) To render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity.

4. The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in no way limited or restricted by reference to, or inference from the terms of any other paragraph in this certificate of incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article shall be regarded as independent purposes and powers.

5. The corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the corporation of the general powers now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

ARTICLE 4

The total number of shares of all classes of stock which the corporation shall have authority to issue is 251,000,000 shares, of which 1,000,000 shares of the par value of $2.50 per share are to be Preference Stock (hereinafter called “Preference Stock”), 50,000,000 shares of the par value of $2.50 per share are to be Preferred Stock (hereinafter called “Preferred Stock”) and 200,000,000 shares of the par value of $2.50 per share are to be Common Stock (hereinafter sometimes called “Common Stock”).

PART A

(1) The Preference stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the board of directors as hereinafter provided.

(2) The board of directors is hereby expressly authorized, by resolution or resolutions from time to time adopted providing for the issuance of Preference Stock, to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each series of Preference Stock, and the qualifications, limitations and restrictions thereof, including (but, unless otherwise stated below, without limiting the generality of the foregoing) any of the following with respect to which the board of directors shall determine to make affirmative provisions:

(a) the distinctive name and serial designation;

(b) the annual dividend rate or rates and the dividend payment dates;

(c) whether dividends are to be cumulative or non-cumulative and the participating or other special rights, if any, with respect to the payment of dividends;

(d) whether any series shall be subject to redemption and, if so, the manner of redemption and the redemption price or prices;

(e) the amount or amounts of preferential or other payments to which any series is entitled over any other series or over the Common Stock or the Preferred Stock on voluntary liquidation, dissolution or winding up of the corporation;

(f) any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or other dividends on the Common Stock or the Preferred Stock;

(g) any conversion, exchange, purchase or other privileges to acquire shares of any other series or of the Common Stock;

(h) the number of shares of such series; and

(i) the voting rights, if any, of such series, including the right of such Preference Stock to class voting or the right to vote together with the Common Stock, with such number of votes per share, or fractions of a share, as shall be determined by the board of directors, on any matter to be presented to the stockholders.

(3) Each share of each series of Preference Stock shall have the same relative rights and be identical in all respects with all the other shares of the same series.

(4) Before the corporation shall issue any shares of Preference Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation pursuant to the foregoing authority vested in the board of directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chairman of the Board of Directors, President or a Vice-President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept on file at the principal office of the corporation in the State of Delaware and in such other places as the board of directors shall designate.

(5) Shares of any series of Preference Stock which shall be issued and thereafter acquired by the corporation through purchase, redemption, conversion or otherwise may, by resolution or resolutions of the board of directors, be returned to the status of authorized but unissued Preference Stock of the same series. Unless otherwise provided in the resolution or resolutions of the board of directors providing for the issue thereof, the number of authorized shares of Preference Stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the board of directors and the filing of a certificate complying with the foregoing requirements. In case the number of shares of any such series of Preference Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the board of directors providing for the issuance thereof resume the status of authorized but unissued Preference Stock, undesignated as to series.

PART B

(1) No holder of any of the shares of the Common Stock, the Preference Stock or the Preferred Stock, or any series thereof, of the corporation shall be entitled as of right to purchase or subscribe for any unissued shares of any such stock or series or of any additional shares of any class of stock or series to be issued by reason of any increase in the authorized capital stock of the corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into stock of any class or series of the corporation, or carrying any rights to purchase stock of any class or series, but any such unissued or such additional authorized issue of any stock of any class or series, or other securities convertible into any stock of any class or series, or carrying any right to purchase any stock of any class or series, may be issued and disposed of pursuant to resolution of the board of directors of the corporation to such persons, firms, corporations or associations, upon such terms, as may be deemed advisable by the board of directors of the corporation in the exercise of its discretion. The corporation may from time to time issue its shares of stock of any class or series for such consideration as may be fixed from time to time by the board of directors and may receive in payment thereof, in whole or in part, cash, labor done, personal property or real property, whether tangible or intangible, or interests therein or leases thereof. In the absence of actual fraud in the transaction the judgment of the board of directors as to the value of such labor, personal property, real property or interests therein or leases thereof shall be conclusive. Any and all shares so issued for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment in respect thereof.

(2) The authority of the board of directors to provide for the issuance of shares of the Common Stock, and one or more series of the Preference Stock and the Preferred Stock, shall include, but shall not be limited to, authority to issue shares of the Common Stock and shares of any series of the Preference Stock and the Preferred Stock in any manner (including issuance pursuant to rights, warrants or other options) and for any purpose permitted by law, including for delivery as all or part of the consideration for or in connection with the acquisition of all or part of the stock of another corporation or of all or part of the assets of another corporation or enterprise, irrespective of the amount by which the issuance of such stock shall increase the number of shares outstanding (but not in excess of the number of shares authorized).

PART C

(1) Voting. Except as may be provided otherwise in this Restated Certificate of Incorporation, at all meetings of stockholders of the corporation, each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held. Holders of Preference Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part A hereof. Holders of Preferred Stock shall have such voting rights, if any, as are designated by the board of directors of the corporation in accordance with Article 4, Part D hereof.

(2) Dividends. Subject to Article 4, Part A hereof, dividends (payable in cash, shares or otherwise) may be paid on the Common Stock in such amounts and at such times as the board of directors of the corporation may determine in accordance with the Delaware General Corporation Law.

(3) Director Elections.

(a) Number, election and terms. The business and affairs of the corporation shall be managed and controlled by a board of directors consisting of not less than three (3) persons. The exact number of directors shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the board of directors. Commencing with the annual meeting of stockholders in 1995, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1996 annual meeting of stockholders, the term of office of the second class to expire at the 1997 annual meeting of stockholders and the term of office of the third class to expire at the 1998 annual meeting of stockholders. At each annual meeting of stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

(b) Newly created directorships and vacancies. Subject to the rights of the holders of any series of Preference Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filed only by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires.

(c) Removal. Subject to the rights of the holders of any series of Preference Stock and Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class, notwithstanding that some lesser percentage may be specified by law, agreement, or otherwise.

(d) Amendment. Nothwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part C(3) shall not be altered, amended to repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the shares of the corporation entitled to vote for the election of directors, voting as a class.

(4) Business Combinations.

(a) Vote Required. In addition to any affirmative vote that may otherwise be required by law, the affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of “Voting Stock” (as hereinafter defined) and, in addition thereto, the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than a “Related Person” (as hereinafter defined) shall be required for the approval or authorization of any “Business Combination” (as hereinafter defined) of the corporation with any Related Person; provided, however, that such supermajority voting requirements shall not be applicable if the “Continuing Directors” (as hereinafter defined) of the corporation by at least a majority vote (a) have expressly approved in advance the acquisition of the outstanding shares of Voting Stock that caused such Related Person to become a Related Person, or (b) have expressly approved such Business Combination either in advance of or subsequent to such Related Person’s having become a Related Person. Whenever this Part (C)(4) requires the Continuing Directors to make any determination or to take any action, the Continuing Directors may so act notwithstanding the provisions of Article 6, Part B hereof and notwithstanding the fact that such Continuing Directors may constitute less than a majority of the board of directors at such time.

(b) Definitions. For purposes of this Article 4, Part (C)(4):

(i) The term “Business Combination” shall meal (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary of the corporation to a Related Person, (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation, (d) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation, (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person, (f) any recapitalization that would have the effect of increasing the voting power of a Related Person, and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

(ii) The term “Related Person” shall mean and include any individual, corporation, partnership or other person or entity which, together with its “Affiliates” and “Associates” (as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at the date of the adoption of this Part by the stockholders of the corporation (collectively, and as so in effect, the “Exchange Act”)). “Beneficially Owns” (as defined in Rule 13d-3 of the Exchange Act) in the aggregate 10 percent or more of the outstanding Voting Stock of the corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity, provided that this provision shall not apply to a person who would have been a Related Person based upon shares held of record in the corporation if this Part C(4) and the introductory paragraph of Article 4 hereto had been implemented on the date of approval of this Part C(4) by the board of directors of the corporation.

(iii) The term “Substantial Part” shall mean more than twenty percent (20%) of the fair market value as determined by a majority of the Continuing Directors of the total consolidated assets of the corporation and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.

(iv) Without limitation, any share of Voting Stock of the corporation that any Related Person has the right to acquire at any time (notwithstanding that Rule 13d-3 deems such shares to be beneficially owned only if such right may be exercised within sixty (60) days) pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, shall be deemed to be Beneficially Owned by the Related Person and to be outstanding for purposes of clause (b)(ii) above.

(v) The term “Voting Stock” shall mean all of the outstanding shares of Common Stock and the outstanding shares of Preference Stock and Preferred Stock entitled to vote on each matter on which the holders of record of Common Stock shall be entitled to vote, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

(vi) The term “Continuing Director” shall mean a director who was a member of the board of directors of the corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person.

(vii) A Related Person shall be deemed to have acquired a share of the Voting Stock of the corporation at the time when such Related Person became the Beneficial Owner thereof.

(viii) The Continuing Directors shall have the power and duty to determine for the purposes of this Part (C)(4) on the basis of information then known to them whether any person is a Related Person. Any such determination shall be conclusive and binding for all purposes of this Part (C)(4).

(c) Fiduciary Obligations. Nothing contained in the Part (C)(4) shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

(d) Section 203. Nothing in the Part (C)(4) shall be deemed to nullify or make inapplicable the operation of Section 203 of the General Corporation Law of the State of Delaware in effect as of the date of approval of this Part by the stockholders of the corporation as such section relates to any “business combination” as defined in such section.

(e) Amendment. Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, and in addition to any affirmative vote that may otherwise be required by law, this Article 4, Part (C)(4) shall not be altered, amended or repealed and no provision inconsistent herewith shall be adopted without the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Voting Stock of the corporation and, in addition thereto, the affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Voting Stock held by persons other than the Related Person.

PART D

(1) Except as otherwise set forth in this Certificate of Incorporation, the preferences, privileges, limitations and relative rights applicable to the shares of the Preferred Stock shall be fixed and determined, from time to time, by resolution or resolutions of the Board of Directors of the corporation, and when so fixed and determined a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the board of directors of the corporation, which shall be filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or if no filing or recordation is then so required, such certificate shall be signed and acknowledged on behalf of the corporation by its Chief Executive Officer or President and attested by its Secretary or an Assistant Secretary and such certificate shall be filed and kept at the principal office of the corporation in the State of Delaware or is such other places as the board of directors shall designate.

(2) The Preferred Stock hereinabove authorized may be issued from time to time in one or more series, as determined by the Board of Directors. All shares of each particular series of Preferred Stock shall be alike (except as to the date from which dividends shall commence to accrue) and all shares of Preferred Stock shall be of equal rank and shall have the same powers, preferences, and rights, and shall be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except only in regard to the following particulars, which may vary in a different series:

(a) The distinctive name and serial designation;

(b) The annual rate or rates of dividends payable on shares of such series and the dates from which such dividends shall commence to accrue;

(c) Whether dividends are to be cumulative or non-cumulative an the participating or other special rights, if any, with respect to the payment of dividends;

(d) Whether the Preferred Stock will be perpetual or non-perpetual;

(e) The amount or amounts payable upon redemption thereof and the manner in which the same may be redeemed, if redeemable;

(f) The amount or amounts payable to holders thereof upon any voluntary or involuntary liquidation, dissolution, or winding-up of the business of the corporation;

(g) Any sinking fund or other retirement provisions and the extent to which the charges therefore are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for share of any other series or other dividends on Common Stock and Preference Stock;

(h) The terms and rates of conversion or exchange thereof, if convertible or exchangeable; and

(i) The provisions as to voting rights, if any.

(3) Provided that the shares of any series of Preferred Stock having voting rights may not have more than one (1) vote per share, and if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the Preferred Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets, other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Additionally, no series of the Preferred Stock may be issued for the primary purpose of acting as an anti-takeover device.

(4) The designation of each series of Preferred Stock, and its term in respect of the particulars set forth under subparagraphs (a), (b), (c), (d) and (e) hereof, shall be fixed and determined by the Board of Directors and stated in the resolution or instrument providing for the issue of such stock adopted by the Board of Directors pursuant to the authority hereby conferred, before any shares of such series are issued, and shall be set forth in full or summarized on the share certificates for such series.

(5) The limitations and restrictions on the Preferred Stock in no way affect or adhere to the Preference Stock authorized in Part A of this Article 4.

[The remainder of the certificate was not amended and has been intentionally omitted]

Appendix E

AMENDED AND RESTATED

MANAGEMENT INCENTIVE PLAN

OF THE COLONIAL BANCGROUP, INC.

This Management Incentive Plan of The Colonial BancGroup, Inc., a Delaware corporation with its principal place of business in Montgomery, Alabama (“BancGroup”), is amended and restated as of the 8th day of March, 2005.

WITNESSETH:

WHEREAS, on January 19, 2000, the Board of Directors of BancGroup adopted the Management Incentive Plan, subject to shareholder approval; and

WHEREAS, at the annual meeting of shareholders of BancGroup held on April 19, 2000, the shareholders approved the adoption of the Management Incentive Plan, including the terms and conditions of the performance goals under which compensation thereunder is to be paid to certain executive officers of BancGroup; and

WHEREAS, pursuant to the terms of the Management Incentive Plan, the Personnel and Compensation Committee of the Board of Directors of BancGroup (the “Committee”), which assumed the responsibilities of the Executive Compensation Subcommittee following its dissolution in January 2003, has the authority to amend the Management Incentive Plan, subject to certain limitations; and

WHEREAS, the Committee hereby desires to amend and restate the Management Incentive Plan;

NOW, THEREFORE, the Committee hereby amends and restates the Management Incentive Plan as follows:

1. DEFINITIONS

1.1. “BancGroup” means The Colonial BancGroup, Inc., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business in Montgomery, Alabama, and any successor thereto, whether by merger, consolidation, sale of assets, liquidation, or otherwise.

1.2. “Board” means the Board of Directors of BancGroup.

1.3. “Code” means the Internal Revenue Code of 1986, as amended.

1.4. “Committee” means the Personnel and Compensation Committee of the Board.

1.5. “Compensation” means the base salary paid to Participants, excluding overtime, commissions, awards from other incentive programs, BancGroup contributions to fringe benefit programs, and other “non-salary” income.

1.6. “Executive Officer” means those officers of BancGroup within the meaning of Rule 16a-1(f) under the Securities and Exchange Act of 1934, as amended.

1.7. “Participant” means an Executive Officer who has been designated for participation in the Plan by the Committee in accordance with Section 3 of the Plan and who has commenced participation in the Plan.

1.8. “Performance Agreement” means the written notice described in Section 3.2 of the Plan, executed by an Executive Officer of BancGroup and transmitted on behalf of the Committee by BancGroup to each Participant, setting forth the terms and conditions of each Participant’s participation in the Plan.

1.9. “Plan” means the Management Incentive Plan of BancGroup established by this document, as amended from time to time, and any related Performance Agreements.

1.10. “Plan Year” means any performance period which begins on January 1 of a particular year and ends on December 31 of that same year.

2. PURPOSE

The Plan is intended to promote and encourage excellence in the performance of responsibilities by the Executive Officers, to maximize BancGroup’s soundness, profitability and growth, and to provide an incentive opportunity that will permit those members of management who are positioned to make significant contributions to BancGroup’s success to receive appropriate total cash compensation.

3. PARTICIPATION

3.1. Selection to Participate. The Committee, prior to the close of each Plan Year, may designate in writing one or more Executive Officers as persons eligible to participate in the Plan during the next succeeding Plan Year. The Committee shall solicit the recommendation of the Chairman with respect to the participation of an Executive Officer, other than the Chairman, in the Plan. Participation in the Plan is conditional; participation in one Plan Year does not guarantee participation in successive years.

3.2.	Designation of Award and Performance Goals.

        3.2.1. Not later than ninety (90) days after the commencement of each Plan Year, the Committee shall approve and establish, and communicate in writing to each Participant in the Plan for such Plan Year, the terms and conditions of each such Participant’s participation in the Plan for such Plan Year, including the award that each such Participant will be eligible to earn during such Plan Year (which shall be expressed as a percentage of each such Participant’s Compensation as of the first day of such Plan Year and which shall specify a minimum, maximum, and target award for each such Participant) and the performance goals that must be achieved in order for each such Participant to earn such award; provided, however, that in no event shall the Committee grant any Participant under the Plan an award that could result in such Participant earning an amount under the Plan greater than $3,000,000 with respect to any Plan Year.

        3.2.2. The Committee shall establish corporate performance goals of one or more of the following business criteria: return on equity, return on assets, earnings per share, nonperforming assets, stock price, and net income. Performance goals established by the Committee shall be objective performance goals within the meaning of Section 162(m) of the Code and Treasury Regulations promulgated thereunder. Furthermore, and notwithstanding any other provision of the Plan to the contrary, once the Committee has established performance goals for a Participant, the Committee shall have no discretion to (i) increase the amount of compensation that would otherwise be due upon the attainment of the goals, or (ii) alter the goals for the Plan Year to which they relate.

        3.2.3. In establishing the award and performance goals of Participants in the Plan, the Committee shall consider the Participant’s level of responsibility with BancGroup and the Participant’s potential contribution to the performance goals of BancGroup. In establishing the award and performance goals of any Participant other than the Chairman of BancGroup, the Committee shall solicit the recommendation of BancGroup’s Chairman.

        3.2.4. The Committee shall assign weightings to indicate the relative importance of each business criteria in determining incentive awards earned under the Plan. The sum of weightings assigned to any Participant must equal 100%. These weightings may vary from Plan Year to Plan Year, and, except with respect to the Chairman, shall be based on recommendations by the Chairman subject to approval by the Committee. The Committee shall assign such weightings not later than ninety (90) days after the commencement of each Plan Year, and such weightings shall remain in effect for the remainder of the Plan Year.

4. PAYMENT OF AWARDS

4.1. Calculation of Award Payments. Within sixty (60) days following the close of each Plan Year in which a Participant is participating in the Plan, the Committee shall compare the terms and conditions of the award of each Participant and the performance goals assigned to each such Participant. Following such determination, and prior to the payment of awards pursuant to Section 4.2 below, the Committee shall certify in writing to each Participant and to the Board whether each Participant has met the terms and conditions of the award for the Plan Year in question.

4.2. Payment of Award Amounts. All awards determined to have been earned pursuant to Section 4.1 of the Plan shall be payable in cash, as soon as administratively possible following the certification described in Section 4.1 above, but in no event later than seventy-five (75) days following the close of the Plan Year to which such award related.

4.3. Effect of Termination of Employment on Payment of Award.

        4.3.1. If a Participant terminates employment during a Plan Year for any reason other than retirement, disability, or death, no award will be payable under the Plan.

        4.3.2. If a Participant’s employment terminates during a Plan Year as a result of retirement, disability, or death, the Participant, his beneficiary, or his estate will receive a pro-rata portion of the incentive award determined as of the end of the Plan Year. The proration will be based on the Participant’s year-to-date Compensation for the Plan Year and the achieved levels of performance as of the end of the Plan Year. The pro-rated award will be paid at the same time as awards are paid to active Participants.

        4.3.3. If a Participant’s employment is terminated during a Plan Year for willful dishonesty or gross misconduct, no award will be payable. If a Participant’s employment is terminated other than for willful dishonesty or gross misconduct, the Participant will receive a pro-rata portion of the incentive award determined as of the end of the Plan Year. The proration will be based on the Participant’s year-to-date Compensation for the Plan Year and the achieved levels of performance as of the end of the Plan Year. The pro-rated award will be paid at the same time as awards are paid to active Participants.

5. ADMINISTRATION

5.1. The Committee, as Plan administrator, is authorized to administer the Plan, subject to and in accordance with the provisions set forth herein, and shall have all powers necessary and appropriate to enable it to properly administer the Plan, including but not limited to the power to:

        5.1.1. approve the establishment and range of corporate goals, recommendations regarding participation, the amount of individual award payments, and all matters relating to the day-to-day operation of the Plan;

        5.1.2. construe and interpret the Plan, establish rules and regulations, delegate such administrative responsibilities as it deems proper, and to perform all other acts it deems necessary to carry out the intent and purpose of the Plan;

        5.1.3. suspend or terminate, in whole or in part, or amend the terms of the Plan, at any time, without the need for obtaining approval of the shareholders, by an instrument in writing; provided, however, that shareholder approval shall be required for any amendment that changes the material terms of the Plan applicable to any Participant;

        5.1.4. cancel the participation of any person who conducts himself in a manner which the Committee, in the exercise of reasonable discretion, determines to be inimical to the best interests of BancGroup; and

        5.1.5. correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem necessary.

5.2. The Committee’s determination under the Plan of the persons to participate and receive awards and the terms and conditions of such awards need not be uniformly applicable to all Participants, but may be made by the Committee on a selective basis among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated. The Committee shall have final approval authority over the payment of all awards under this Plan, whether individually or collectively.

6. PLAN FUNDING AND ACCRUALS OF AWARDS

The Plan is unfunded and awards hereunder shall be paid from general corporate funds.

7. NEW PARTICIPANTS, PROMOTIONS, OR TRANSFERS

All participation in the Plan is subject to approval by the Committee. Newly hired or promoted employees who enter positions which are considered to be eligible for participation in the Plan normally will, upon approval by the Committee, enter the Plan on January 1 next following the date of hire or promotion. The Chairman, however, subject to approval by the Committee, may authorize immediate participation upon hire or promotion.

8. MISCELLANEOUS

8.1. Construction of Plan. Except as provided under federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, and shall be binding on and inure to the benefit of any successor or successors to BancGroup.

8.2. Right to Employment. Participation in this Plan shall not be construed as giving any Participant the right to be retained in the employ of BancGroup. Further, BancGroup expressly reserves the right at any time to dismiss any Participant with or without cause, such dismissal to be free from any liability or any claim under the Plan, except as provided herein.

8.3. Nonalienation of Benefit. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void.

8.4. Withholding of Taxes. BancGroup shall have the right to deduct from any award payable under this Plan all applicable withholding and employment taxes at such times as they are due.

8.5. Plan Expenses. Any expenses incurred in the administration of this Plan shall be borne by BancGroup.

8.6. Entire Agreement. This Plan, as completed and executed by BancGroup, the Performance Agreements, and all amendments thereto, will constitute the entire agreement between BancGroup and Participants regarding the Plan.

8.7. Captions. The captions or headings in this Plan are made for convenience and general reference only and shall not be construed to describe, define, or limit the scope or intent of the provisions of this Plan.

8.8. Number and Gender. The masculine pronoun used shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

IN WITNESS WHEREOF, The Colonial BancGroup, Inc. has caused this Amended and Restated Management Incentive Plan to be executed as of the 8th day of March, 2005.

THE COLONIAL BANCGROUP, INC.

By:	/s/ Robert E. Lowder

Robert E. Lowder Chairman & Chief Executive Officer

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

THE COLONIAL BANCGROUP, INC.

Annual Meeting of Stockholders

April 20, 2005

The undersigned hereby appoints Robert E. Lowder and Harold D. King, and either of them, or such other persons as the Board of Directors of The Colonial BancGroup, Inc. (“BancGroup”) may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $2.50 per share, of BancGroup (the “Common Stock”) which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on April 20, 2005, and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

(Continued and to be signed on reverse side.)

FOR all nominees listed except as marked to the contrary	WITHHOLD authority to vote for all nominees
1. To elect the following Directors for terms expiring in 2008:
(01) Augustus K. Clements, III   (04)  William E. Powell, III
(02) Patrick F. Dye                 (05)  Simuel Sippial
(03) Milton E. McGregor

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL,
STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE ABOVE LIST.

☐	☐

2. To ratify and approve an amendment to BancGroup’s Restated Certificate of Incorporation which would increase the number of authorized shares of BancGroup’s common stock, par value $2.50 from 200,000,000 to 400,000,000.

FOR    ☐        AGAINST    ☐        ABSTAIN    ☐

3. To ratify and approve an amendment to BancGroup’s Restated Certificate of Incorporation which would authorize the issuance of 50,000,000 shares of a new class of preferred stock. This new class of preferred stock would be used for financing purposes and would not be issued for the principal purpose of acting as an anti-takeover device.

FOR    ☐        AGAINST    ☐        ABSTAIN    ☐

4. To ratify and approve the Amended and Restated Managment Incentive Plan.

FOR    ☐        AGAINST    ☐        ABSTAIN    ☐

PLEASE MARK ONE OF THE BOXES FOR EACH PROPOSAL TO REFLECT YOUR VOTE. PLEASE SIGN AND DATE THIS PROXY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 ABOVE.

Signature(s)
Dated:                                                                                               , 2005

Please sign exactly as your name appears on this card. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President or authorized officer.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS

THE COLONIAL BANCGROUP, INC.

Annual Meeting of Stockholders

April 20, 2005

The undersigned hereby appoints Robert E. Lowder and Harold D. King, and either of them, or such other persons as the Board of Directors of The Colonial BancGroup, Inc. (“BancGroup”) may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $2.50 per share, of BancGroup (the “Common Stock”) which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on April 20, 2005, and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

(Continued and to be signed on reverse side.)

—  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —
—  —  —  —  —

Ù  FOLD AND DETACH HERE  Ù

	FOR all nominees listed except as marked to the contrary	WITHHOLD authority to vote for all nominees
1. To elect the following Directors for terms expiring in 2008:	☐	☐

(01) Augustus K. Clements, III (04) William E. Powell, III (02) Patrick F. Dye (05) Simuel Sippial (03) Milton E. McGregor
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE ABOVE LIST.

2. To ratify and approve an amendment to BancGroup’s Restated Certificate of Incorporation which would increase the number of authorized shares of BancGroup’s common stock, par value $2.50 from 200,000,000 to 400,000,000.

FOR    ☐        AGAINST    ☐        ABSTAIN    ☐

3. To ratify and approve an amendment to BancGroup’s Restated Certificate of Incorporation which would authorize the issuance of 50,000,000 shares of a new class of preferred stock. This new class of preferred stock would be used for financing purposes and would not be issued for the principal purpose of acting as an anti-takeover device.

FOR    ☐        AGAINST    ☐        ABSTAIN    ☐

4. To ratify and approve the Amended and Restated Managment Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE MARK ONE OF THE BOXES FOR EACH PROPOSAL TO REFLECT YOUR VOTE

PLEASE SIGN AND DATE THIS PROXY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 ABOVE.

Signature(s)                                                                                                              Dated:                                                                                                              , 2005

Please sign exactly as your name appears on this card. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President or authorized officer.

—  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —
—  —  —  —  —  —  —  —  —  —  —  —  —

DETACH CARD

Ù  Please detach proxy at perforation before mailing.  Ù

YOU MAY VOTE BY TELEPHONE OR THE INTERNET.

If you are voting by telephone or the internet, please do not mail your proxy.

(    VOTE BY TELEPHONE    (

Call Toll-Free using a Touch-Tone phone

1-800-542-1160

VOTE BY INTERNET

Access the Website and cast your vote

http://www.votefast.com

VOTE BY MAIL

Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!

Your telephone or internet vote must be received by 11:59 p.m. eastern daylight time on April 19, 2005 to be counted in the final tabulation.

YOUR CONTROL NUMBER IS

Vote by Telephone

Have your proxy card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Internet

Have your proxy card available when you access the website http://www.votefast.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

To Change Your Vote

Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent internet vote will change your vote. The last vote received before 11:59 p.m. eastern daylight time, April 19, 2005 will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.